As filed with the Securities and Exchange Commission on July 26, 2024
1933 Act Registration File No. 333-56018
1940 Act File No. 811-10303

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	69	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	70	[X]

BUFFALO FUNDS
(Exact Name of Registrant as Specified in Charter)

5420 West 61st Place
Mission, KS 66205
(Address of Principal Executive Offices) (Zip Code)
(913) 677-7778
(Registrant’s Telephone Number, Including Area Code)
Laura Symon Browne
5420 West 61st Place
Mission, KS 66205
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on July 29, 2024 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 69 to the Registration Statement of Buffalo Funds is being filed for the purpose of responding to Staff comments, adding the audited financial statements and certain related financial information for the fiscal year ended March 31, 2024 for the Buffalo Funds and making other permissible changes under Rule 485(b).

BUFFALO FUNDS

BUFFALO BLUE CHIP GROWTH FUND Investor Class: (BUFEX) Institutional Class: (BUIEX)	BUFFALO HIGH YIELD FUND Investor Class: (BUFHX) Institutional Class: (BUIHX)
BUFFALO EARLY STAGE GROWTH FUND Investor Class: (BUFOX) Institutional Class: (BUIOX)	BUFFALO INTERNATIONAL FUND Investor Class: (BUFIX) Institutional Class: (BUIIX)
BUFFALO FLEXIBLE ALLOCATION FUND Investor Class: (BUFBX) Institutional Class: (BUIBX)	BUFFALO MID CAP DISCOVERY FUND Investor Class: (BUFTX) Institutional Class: (BUITX)
BUFFALO GROWTH FUND Investor Class: (BUFGX) Institutional Class: (BIIGX)	BUFFALO MID CAP GROWTH FUND Investor Class: (BUFMX) Institutional Class: (BUIMX)
BUFFALO GROWTH & INCOME FUND Investor Class: (BUFDX) Institutional Class: (BUIDX)	BUFFALO SMALL CAP GROWTH FUND Investor Class: (BUFSX) Institutional Class: (BUISX)

Prospectus

July 29, 2024

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section

BUFFALO BLUE CHIP GROWTH FUND

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Blue Chip Growth Fund (“Blue Chip Growth Fund” or the “Fund”) (formerly known as “Buffalo Large Cap Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Shareholder Servicing Fee	0.10%⁽¹⁾	None
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.89%⁽²⁾	0.79%⁽²⁾
(1)Investor Class shares are subject to an annual shareholder servicing fee of up to 0.15% pursuant to the Fund’s Shareholder Servicing Plan. The maximum rate of the shareholder servicing fee may not be incurred in a given year.
(2)The Total Annual Fund Operating Expenses for each Class of the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of each Class of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which each Class of the Fund invests.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Blue Chip Growth Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$91	$284	$493	$1,096
Institutional Class	$81	$252	$439	$978

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Blue Chip Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “blue chip growth companies.” Kornitzer Capital Management, Inc., the Fund’s investment adviser (the “Adviser” or “KCM”), defines blue chip companies as companies that, at the time of purchase, are nationally recognized, well established in their industries, financially sound and usually have higher market capitalizations. KCM defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. Companies included in the Fund’s investment universe must satisfy both prongs of KCM’s definition of blue chip growth company. In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the information technology sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).

PRINCIPAL RISKS

The Blue Chip Growth Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the Fund’s principal investment strategies are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Non-Diversification Risk – Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Growth-Style Investing Risks – Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style, such as value-style stocks. Growth stocks are often characterized by high price-to-earnings ratios and as a result, may be more volatile than stocks with lower price-to-earnings ratios.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Sector Risk – Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Information Technology Sector Risk. Information technology companies often face unusually high price volatility, both in terms of gains and losses. The potential for wide variations in performance is based on special risks common to information technology companies. Information technology companies may have limited product lines, markets or financial resources. Information technology companies are affected by worldwide technological developments and their products and services may quickly become outdated. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to withstand the Fund’s potential for volatility.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than large-cap companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Blue Chip Growth Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = 21.25%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 24.25%
Worst Quarter: June 30, 2022 = -19.47%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	40.39%	16.35%	12.96%
Return After Taxes on Distributions	40.38%	14.91%	11.34%
Return After Taxes on Distributions and Sale of Fund Shares	23.92%	13.14%	10.31%
Institutional Class
Return Before Taxes	40.52%	16.52%	13.13%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	42.68%	19.50%	14.86%

*    The Russell 3000® Index has replaced the Russell 1000® Growth Index as the Fund’s primary benchmark. The change of primary benchmark was the result of SEC rule amendments that require funds to show their performance against an “appropriate broad-based securities market index” that reflects the overall applicable market in which a fund invests. The Adviser believes the secondary benchmark is a more appropriate performance comparison given the Fund’s holdings.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the Blue Chip Growth Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the Blue Chip Growth Fund’s investment adviser.

Portfolio Manager. The Blue Chip Growth Fund is managed by:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
Ken Laudan	3	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

BUFFALO EARLY STAGE GROWTH FUND

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Early Stage Growth Fund (“Early Stage Growth Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%
Shareholder Servicing Fee	0.10%⁽¹⁾	None
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.45%⁽²⁾	1.35%⁽²⁾
(1)Investor Class shares are subject to an annual shareholder servicing fee of up to 0.15% pursuant to the Fund’s Shareholder Servicing Plan. The maximum rate of the shareholder servicing fee may not be incurred in a given year.
(2)The Total Annual Fund Operating Expenses for each Class of the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of each Class of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which each Class of the Fund invests.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Early Stage Growth Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$148	$459	$792	$1,735
Institutional Class	$137	$428	$739	$1,624

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Early Stage Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “early stage growth companies.” Kornitzer Capital Management, Inc., the Fund’s investment adviser (the “Adviser” or “KCM”), defines early stage companies as companies, at the time of purchase, with market capitalizations below the weighted average of the Russell 2000® Growth Index and are starting to develop a new product or service or have recently developed a new product or service. As of June 30, 2024, the weighted average market capitalization of the Russell 2000® Growth Index was $3.7 billion. KCM defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. Companies included in the Fund’s investment universe must satisfy both prongs of KCM’s definition of an early stage growth company. In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the industrials sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Early Stage Growth Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the Fund’s principal investment strategies are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Growth-Style Investing Risks – Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style, such as value-style stocks. Growth stocks are often characterized by high price-to-earnings ratios and as a result, may be more volatile than stocks with lower price-to-earnings ratios.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than companies with larger capitalization. In addition, micro-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. These risks are enhanced for micro-cap securities. Many micro-cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. As any size of trade can have a large percentage impact on the price of a micro-cap stock, the Fund will be more susceptible to sudden and significant losses. In addition, micro-cap company stocks will also be bought and sold less often than other stocks, making them less liquid than other securities. Because of this, if the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Sector Risk – Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Industrials Sector Risk. Issuers in the industrials sector are affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Issuers in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices that may be influenced by unpredictable factors.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies. In addition, small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than large-cap companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Early Stage Growth Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = 1.49%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 40.64%
Worst Quarter: March 31, 2020 = -25.33%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	9.83%	10.16%	6.33%
Return After Taxes on Distributions	9.83%	8.28%	3.81%
Return After Taxes on Distributions and Sale of Fund Shares	5.82%	7.96%	4.30%
Institutional Class
Return Before Taxes	9.98%	10.33%	6.48%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.16%

*    The Russell 3000® Index has replaced the Russell 2000® Growth Index as the Fund’s primary benchmark. The change of primary benchmark was the result of SEC rule amendments that require funds to show their performance against an “appropriate broad-based securities market index” that reflects the overall applicable market in which a fund invests. The Adviser believes the secondary benchmark is a more appropriate performance comparison given the Fund’s holdings.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the Early Stage Growth Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the Early Stage Growth Fund’s investment adviser.

Co-Portfolio Managers. The Early Stage Growth Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
Craig Richard	11	Portfolio Manager
Doug Cartwright	9	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

BUFFALO FLEXIBLE ALLOCATION FUND

INVESTMENT OBJECTIVES

The investment objective of the Buffalo Flexible Allocation Fund (“Flexible Allocation Fund” or the “Fund”) (formerly known as “Buffalo Flexible Income Fund”) is the generation of high current income and, as a secondary objective, the long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Shareholder Servicing Fee	0.15%	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	0.86%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Flexible Allocation Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$103	$322	$558	$1,236
Institutional Class	$88	$274	$477	$1,061

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Flexible Allocation Fund may invest in both equity and debt securities. The allocation of assets invested in each type of security is designed to primarily achieve high current income, with a secondary objective of long-term capital appreciation. The Fund expects to change its allocation mix over time based on Kornitzer Capital Management, Inc.’s, the Fund’s investment adviser (the “Adviser” or “KCM”), view of economic conditions and underlying security values. The Fund retains the right to invest up to 100% of its net assets in equity securities or up to 100% of its net assets in debt securities. Equity securities may include common stocks, preferred stocks, convertible securities, rights, and warrants. Debt securities may include government notes and bonds; mortgage and asset backed securities; bank debt; convertible securities; fixed and floating rate corporate debt securities, both rated and unrated; and higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.” In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the energy sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Flexible Allocation Fund cannot guarantee that it will achieve its investment objectives. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the Fund’s principal investment strategies are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Sector Risk – Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Energy Sector Risk. The energy sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The performance of companies operating in the energy sector is closely tied to the price and supply of energy fuels and international political events.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than large-cap companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Debt Securities Risk – The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; the risk of loss of value due to increases in interest rates and/or the risk of low income due to falling interest rates.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Flexible Allocation Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = 10.55%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 17.00%
Worst Quarter: March 31, 2020 = -24.32%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	7.43%	11.02%	7.08%
Return After Taxes on Distributions	6.53%	9.99%	6.04%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	8.63%	5.46%
Institutional Class
Return Before Taxes	7.53%	11.17%	7.23%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the Flexible Allocation Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the Flexible Allocation Fund’s investment adviser.

Co-Portfolio Managers. The Flexible Allocation Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
John Kornitzer	21.5	Portfolio Manager
Paul Dlugosch	13	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

BUFFALO GROWTH FUND

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Growth Fund (“Growth Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Shareholder Servicing Fee	0.10%⁽¹⁾	None
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.87%	0.77%
(1)Investor Class shares are subject to an annual shareholder servicing fee of up to 0.15% pursuant to the Fund’s Shareholder Servicing Plan. The maximum rate of the shareholder servicing fee may not be incurred in a given year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Growth Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$89	$278	$482	$1,073
Institutional Class	$79	$246	$428	$954

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “growth companies.” Kornitzer Capital Management, Inc., the Fund’s investment adviser (the “Adviser” or “KCM”), defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the information technology sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).

PRINCIPAL RISKS

The Growth Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the principal investment strategies of the Fund are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Non-Diversification Risk – Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Growth-Style Investing Risks – Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style, such as value-style stocks. Growth stocks are often characterized by high price-to-earnings ratios and as a result, may be more volatile than stocks with lower price-to-earnings ratios.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Sector Risk – Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Information Technology Sector Risk. Information technology companies often face unusually high price volatility, both in terms of gains and losses. The potential for wide variations in performance is based on special risks common to information technology companies. Information technology companies may have limited product lines, markets or financial resources. Information technology companies are affected by worldwide technological developments and their products and services may quickly become outdated. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to withstand the Fund’s potential for volatility.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than large-cap companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies. In addition, small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Growth Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = 15.45%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 24.48%
Worst Quarter: June 30, 2022 = -21.02%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	42.64%	15.13%	11.34%
Return After Taxes on Distributions	40.78%	13.15%	8.35%
Return After Taxes on Distributions and Sale of Fund Shares	26.47%	11.90%	8.34%
Institutional Class
Return Before Taxes	42.79%	15.29%	11.50%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	41.21%	18.85%	14.33%

*    The Russell 3000® Index has replaced the Russell 3000® Growth Index as the Fund’s primary benchmark. The change of primary benchmark was the result of SEC rule amendments that require funds to show their performance against an “appropriate broad-based securities market index” that reflects the overall applicable market in which a fund invests. The Adviser believes the secondary benchmark is a more appropriate performance comparison given the Fund’s holdings.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the Growth Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the Growth Fund’s investment adviser.

Co-Portfolio Managers. The Growth Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
Dave Carlsen	17	Portfolio Manager
Josh West	4	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

BUFFALO GROWTH & INCOME FUND

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Growth & Income Fund (the “Growth & Income Fund” or the “Fund”) (formerly known as “Buffalo Dividend Focus Fund”) is current income, with long-term growth of capital as a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Shareholder Servicing Fee	0.15%	None
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.94%⁽¹⁾	0.79%⁽¹⁾
(1)The Total Annual Fund Operating Expenses for each Class of the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of each Class of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which each Class of the Fund invests.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Growth & Income Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$96	$300	$520	$1,155
Institutional Class	$81	$252	$439	$978

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Growth & Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a mix of growth equity securities and income producing securities, with no minimum or maximum investment requirements specified for either category. Kornitzer Capital Management, Inc., the Fund’s investment adviser (the “Adviser” or “KCM”), defines growth equity securities as common stocks, preferred stocks, convertible securities, warrants, and rights of companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. KCM defines income producing securities as securities that pay interest or a dividend at least annually, such as convertible securities and dividend-paying equity securities (i.e., securities of companies that have historically paid dividends and have strong dividend policies). In addition to investments in domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Growth & Income Fund cannot guarantee that it will achieve its investment objectives. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the Fund’s principal investment strategies are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Growth-Style Investing Risks – Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style, such as value-style stocks. Growth stocks are often characterized by high price-to-earnings ratios and as a result, may be more volatile than stocks with lower price-to-earnings ratios.

Dividend Strategy Risk – Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends regardless of whether the underlying companies’ business fortunes have changed. The Adviser may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than large-cap companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies. In addition, small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Growth & Income Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = 9.78%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 19.93%
Worst Quarter: March 31, 2020 = -20.35%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	20.06%	14.56%	11.60%
Return After Taxes on Distributions	19.48%	14.12%	10.82%
Return After Taxes on Distributions and Sale of Fund Shares	12.25%	11.66%	9.34%
Institutional Class
Return Before Taxes	20.21%	14.73%	11.77%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	26.53%	15.52%	11.80%

*    The Russell 3000® Index has replaced the Russell 1000® Index as the Fund’s primary benchmark. The change of primary benchmark was the result of SEC rule amendments that require funds to show their performance against an “appropriate broad-based securities market index” that reflects the overall applicable market in which a fund invests. The Adviser believes the secondary benchmark is a more appropriate performance comparison given the Fund’s holdings.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the Growth & Income Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be

higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the Growth & Income Fund’s investment adviser.

Co-Portfolio Managers. The Growth & Income Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
Paul Dlugosch	11	Portfolio Manager
Jeff K. Deardorff	6	Portfolio Manager
Jeffrey Sitzmann	6	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

BUFFALO HIGH YIELD FUND

INVESTMENT OBJECTIVE

The investment objective of the Buffalo High Yield Fund (“High Yield Fund” or the “Fund”) is current income, with long-term growth of capital as a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Shareholder Servicing Fee	0.15%	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	1.03%⁽¹⁾	0.87%⁽¹⁾
(1)The Total Annual Fund Operating Expenses for each Class of the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of each Class of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which each Class of the Fund invests.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

High Yield Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$105	$328	$569	$1,259
Institutional Class	$89	$278	$482	$1,073

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The High Yield Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.” Debt securities may include fixed and floating rate bonds, bank debt, and convertible debt securities. With respect to the remaining 20% of the Fund’s net assets, the Fund may invest in securities such as investment grade debt securities, U.S. Treasury Securities (typically with maturities of 60 days or less), money market funds, and equity investments, including dividend paying stocks, convertible stocks, and preferred stocks. The Fund may invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges and U.S. over-the-counter markets.

The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities. The lowest rated debt security that the Fund will hold is D quality (defaulted securities). Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the discretion of Kornitzer Capital Management, Inc., the Fund’s investment adviser (the “Adviser” or “KCM”). The Fund has no limitation on principal, interest, or reset terms on debt securities held in the Fund.

The Adviser performs extensive fundamental investment research to identify investment opportunities for the Fund. When evaluating investments and the credit quality of rated and unrated securities, the Adviser looks at a number of past, present, and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value. The Fund may invest in companies in any sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The High Yield Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the Fund’s principal investment strategies are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Debt Securities Risk – The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; the risk of loss of value due to increases in interest rates and/or the risk of low income due to falling interest rates.

High Yield Risk – The Fund may invest in higher-yielding, high-risk bonds commonly known as junk bonds. These lower-rated bonds have a greater degree of default risk. Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are highly indebted, and tend to be less liquid and react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments.

Bank Loan Risk – The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans that banks or other financial intermediaries make to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund may invest in loan participations that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loan participations of any credit quality, including loans to “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the High Yield Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = 4.32%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 10.00%
Worst Quarter: March 31, 2020 = -12.52%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	11.68%	6.44%	4.59%
Return After Taxes on Distributions	8.74%	3.98%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares	6.83%	3.95%	2.59%
Institutional Class
Return Before Taxes	11.85%	6.59%	4.74%
Bloomberg Universal Bond Index* (reflects no deduction for fees, expenses or taxes)	6.17%	1.44%	2.08%
ICE BofA US High Yield Index® (reflects no deduction for fees, expenses or taxes)	13.54%	5.24%	4.53%

*    The Bloomberg Universal Bond Index has replaced the ICE BofA US High Yield® Index as the Fund’s primary benchmark. The change of primary benchmark was the result of SEC rule amendments that require funds to show their performance against an “appropriate broad-based securities market index” that reflects the overall applicable market in which a fund invests. The Adviser believes the secondary benchmark is a more appropriate performance comparison given the Fund’s holdings.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the High Yield Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the High Yield Fund’s investment adviser.

Co-Portfolio Managers. The High Yield Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
Paul Dlugosch	17	Portfolio Manager
Jeffrey Sitzmann	17	Portfolio Manager
Jeff K. Deardorff	9.5	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

BUFFALO INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The investment objective of the Buffalo International Fund (“International Fund” or the “Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Shareholder Servicing Fee	0.15%	None
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.05%⁽²⁾	0.90%⁽²⁾
(1)Acquired Fund Fees and Expenses represent the indirect costs of the Fund’s investments in other investment companies.
(2)The Total Annual Fund Operating Expenses for each Class of the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of each Class of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which each Class of the Fund invests.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

International Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$107	$334	$579	$1,283
Institutional Class	$92	$287	$498	$1,108

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The International Fund primarily invests in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, rights, and depositary receipts of established companies that are economically tied to various countries throughout the world (excluding the U.S.). The Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

•that are organized under the laws of, or with a principal office in, a country other than the U.S. and issue securities for which the principal trading market is in a country other than the U.S.; or
•that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the U.S., or have at least 50% of their assets in a country other than the U.S.

Under normal circumstances, the Fund does not expect its investments in emerging markets to exceed 35% of its net assets. The Fund’s investments in depositary receipts (“DRs”) may include sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”).

Companies are screened using in-depth, in-house research to identify those which Kornitzer Capital Management, Inc., the Fund’s investment adviser (the “Adviser” or “KCM”), believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. In making portfolio selections for the Fund, the Adviser will also consider the economic, political, and market conditions of the various countries in which the Fund may invest. The Fund may invest in companies in any sector. The Fund may have significant investments in the information technology sector. The Adviser may sell the International Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The International Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the Fund’s principal investment strategies are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

Depositary Receipts. Unsponsored DRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored DRs than sponsored DRs. Unsponsored DRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, EDRs and GDRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Currency Risk – When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, and may impact the value of the Fund’s portfolio holdings and your investment. China and other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets at risk of total loss.

Growth-Style Investing Risks – Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style, such as value-style stocks. Growth stocks are often characterized by high price-to-earnings ratios and as a result, may be more volatile than stocks with lower price-to-earnings ratios.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than large-cap companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Sector Risk – Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Information Technology Sector Risk. Information technology companies often face unusually high price volatility, both in terms of gains and losses. The potential for wide variations in performance is based on special risks common to information technology companies. Information technology companies may have limited product lines, markets or financial resources. Information technology companies are affected by worldwide technological developments and their products and services may quickly become outdated. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to withstand the Fund’s potential for volatility.

Emerging Markets Risk – Emerging markets are markets of countries, such as China, the Philippines and India, in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Emerging markets securities or companies may be subject to the risk of nationalization or may be subject to the control of the country in which such companies are domiciled. Additionally, the Fund may have investments in companies located in China. Risks associated with investments in China include risks related to governmental policies and risks to the economy from trade or political disputes with China’s trading partners.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the International Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = 2.74%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 18.82%
Worst Quarter: March 31, 2020 = -19.78%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	18.33%	10.77%	7.06%
Return After Taxes on Distributions	18.27%	10.67%	6.97%
Return After Taxes on Distributions and Sale of Fund Shares	11.08%	8.70%	5.83%
Institutional Class
Return Before Taxes	18.47%	10.94%	7.22%
FTSE Global All Cap ex US Index* (reflects no deduction for fees, expenses or taxes)	16.17%	7.78%	4.51%
FTSE All-World ex US Index (reflects no deduction for fees, expenses or taxes)	16.20%	7.85%	4.55%

*    The FTSE Global All Cap ex US Index has replaced the FTSE All-World ex US Index as the Fund’s primary benchmark. The change of primary benchmark was the result of SEC rule amendments that require funds to show their performance against an “appropriate broad-based securities market index” that reflects the overall applicable market in which a fund invests. The Adviser believes the secondary benchmark is a more appropriate performance comparison given the Fund’s holdings.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the International Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the International Fund’s investment adviser.

Portfolio Manager. The International Fund is managed by:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
Nicole Kornitzer	15	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

BUFFALO MID CAP DISCOVERY FUND

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Mid Cap Discovery Fund (“Mid Cap Discovery Fund” or the “Fund”) (formerly known as “Buffalo Discovery Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Shareholder Servicing Fee	0.15%	None
Other Expenses	0.01%	0.02%
Total Annual Fund Operating Expenses	1.01%⁽¹⁾	0.87%⁽¹⁾
(1)The Total Annual Fund Operating Expenses for each Class of the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of each Class of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which each Class of the Fund invests.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Mid Cap Discovery Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$103	$322	$558	$1,236
Institutional Class	$89	$278	$482	$1,073

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Mid Cap Discovery Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “mid-cap discovery companies.” Kornitzer Capital Management, Inc., the Fund’s investment adviser (the “Adviser” or “KCM”), defines mid-cap discovery companies as companies, at the time of purchase, with market capitalizations within the range of the Russell Midcap® Growth Index, and are companies engaged in the pursuit and practical application of knowledge to discover, develop, and commercialize products, services, or intellectual property. As of June 30, 2024, the range of market capitalizations of the Russell Midcap® Growth Index was $658 million to $61.6 billion. In addition to the Fund’s investments in domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the information technology sector. The Fund may have significant investments in the healthcare sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Mid Cap Discovery Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the Fund’s principal investment strategies are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Growth-Style Investing Risks – Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style, such as value-style stocks. Growth stocks are often characterized by high price-to-earnings ratios and as a result, may be more volatile than stocks with lower price-to-earnings ratios.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than large-cap companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Sector Risk – Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Information Technology Sector Risk. Information technology companies often face unusually high price volatility, both in terms of gains and losses. The potential for wide variations in performance is based on special risks common to information technology companies. Information technology companies may have limited product lines, markets or financial resources. Information technology companies are affected by worldwide technological developments and their products and services may quickly become outdated. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to withstand the Fund’s potential for volatility.

Healthcare Sector Risk. To the extent the Fund invests a significant portion of its assets in the healthcare sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the healthcare sector. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies. In addition, small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Mid Cap Discovery Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = 0.38%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 23.84%
Worst Quarter: June 30, 2022 = -21.37%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	24.30%	11.81%	9.72%
Return After Taxes on Distributions	24.30%	9.24%	7.59%
Return After Taxes on Distributions and Sale of Fund Shares	14.39%	8.87%	7.32%
Institutional Class
Return Before Taxes	24.50%	11.98%	9.89%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	25.87%	13.81%	10.57%

*    The Russell 3000® Index has replaced the Russell Midcap® Growth Index as the Fund’s primary benchmark. The change of primary benchmark was the result of SEC rule amendments that require funds to show their performance against an “appropriate broad-based securities market index” that reflects the overall applicable market in which a fund invests. The Adviser believes the secondary benchmark is a more appropriate performance comparison given the Fund’s holdings.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the Mid Cap Discovery Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the Mid Cap Discovery Fund’s investment adviser.

Co-Portfolio Managers. The Mid Cap Discovery Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
Dave Carlsen	20.5	Portfolio Manager
Doug Cartwright	*	Portfolio Manager
Josh West	*	Portfolio Manager

*Effective April 15, 2024, Mr. Cartwright and Mr. West became portfolio managers of the Mid Cap Discovery Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

BUFFALO MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Mid Cap Growth Fund (“Mid Cap Growth Fund” or the “Fund”) (formerly known as “Buffalo Mid Cap Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Shareholder Servicing Fee	0.10%⁽¹⁾	None
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.97%	0.87%
(1)Investor Class shares are subject to an annual shareholder servicing fee of up to 0.15% pursuant to the Fund’s Shareholder Servicing Plan. The maximum rate of the shareholder servicing fee may not be incurred in a given year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Mid Cap Growth Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$99	$309	$536	$1,190
Institutional Class	$89	$278	$482	$1,073

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Mid Cap Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “mid-cap growth companies.” Kornitzer Capital Management, Inc., the Fund’s investment adviser (the “Adviser” or “KCM”), defines mid-cap companies as companies, at the time of purchase, with market capitalizations within the range of the Russell Midcap® Growth Index. As of June 30, 2024, the range of market capitalizations of the Russell Midcap® Growth Index was $658 million to $61.6 billion. KCM defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. Companies included in the Fund’s investment universe must satisfy both prongs of KCM’s definition of mid-cap growth company. In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the information technology sector. The Fund may have significant investments in the industrials sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Mid Cap Growth Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the Fund’s principal investment strategies are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.
Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Growth-Style Investing Risks – Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style, such as value-style stocks. Growth stocks are often characterized by high price-to-earnings ratios and as a result, may be more volatile than stocks with lower price-to-earnings ratios.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than large-cap companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Sector Risk – Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Information Technology Sector Risk. Information technology companies often face unusually high price volatility, both in terms of gains and losses. The potential for wide variations in performance is based on special risks common to information technology companies. Information technology companies may have limited product lines, markets or financial resources. Information technology companies are affected by worldwide technological developments and their products and services may quickly become outdated. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to withstand the Fund’s potential for volatility.

Industrials Sector Risk. Issuers in the industrials sector are affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Issuers in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices that may be influenced by unpredictable factors.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies. In addition, small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Mid Cap Growth Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = -1.78%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 22.66%
Worst Quarter: June 30, 2022 = -21.67%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	26.97%	14.23%	8.62%
Return After Taxes on Distributions	25.37%	12.22%	6.14%
Return After Taxes on Distributions and Sale of Fund Shares	16.97%	11.19%	6.27%
Institutional Class
Return Before Taxes	27.18%	14.40%	8.78%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	25.87%	13.81%	10.57%

*    The Russell 3000® Index has replaced the Russell Midcap® Growth Index as the Fund’s primary benchmark. The change of primary benchmark was the result of SEC rule amendments that require funds to show their performance against an

“appropriate broad-based securities market index” that reflects the overall applicable market in which a fund invests. The Adviser believes the secondary benchmark is a more appropriate performance comparison given the Fund’s holdings.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the Mid Cap Growth Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the Mid Cap Growth Fund’s investment adviser.

Co-Portfolio Managers. The Mid Cap Growth Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
Josh West	6.5	Portfolio Manager
Doug Cartwright	2	Portfolio Manager
Dave Carlsen	*	Portfolio Manager

*Effective April 15, 2024, Mr. Carlsen became a portfolio manager of the Mid Cap Growth Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

BUFFALO SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The investment objective of the Buffalo Small Cap Growth Fund (“Small Cap Growth Fund” or the “Fund”) (formerly known as “Buffalo Small Cap Fund”) is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Shareholder Servicing Fee	0.10%⁽¹⁾	None
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.97%⁽²⁾	0.87%⁽²⁾
(1)Investor Class shares are subject to an annual shareholder servicing fee of up to 0.15% pursuant to the Fund’s Shareholder Servicing Plan. The maximum rate of the shareholder servicing fee may not be incurred in a given year.
(2)The Total Annual Fund Operating Expenses for each Class of the Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of each Class of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which each Class of the Fund invests.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Small Cap Growth Fund	1 Year	3 Years	5 Years	10 Years
Investor Class	$99	$309	$536	$1,190
Institutional Class	$89	$278	$482	$1,073

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Small Cap Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “small-cap growth companies.” Kornitzer Capital Management, Inc., the Fund’s investment adviser (the “Adviser” or “KCM”), defines small-cap companies as companies, at the time of purchase, with market capitalizations within the range of the Russell 2000® Growth Index. As of June 30, 2024, the range of market capitalizations of the Russell 2000® Growth Index was $17 million to $10.3 billion. KCM defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. Companies included in the Fund’s investment universe must satisfy both prongs of

KCM’s definition of small-cap growth company. In addition to the Fund’s investments in domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. The Fund may have significant investments in the healthcare, industrials and information technology sectors. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

PRINCIPAL RISKS

The Small Cap Growth Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the value of the Fund’s investments may fluctuate. If the value of the Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money. The risks associated with the Fund’s principal investment strategies are:

Market Risk; Recent Market Events – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Management Risk – Management risk means that your investment in the Fund varies with the success and failure of the Adviser’s investment strategies and the Adviser’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Growth-Style Investing Risks – Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style, such as value-style stocks. Growth stocks are often characterized by high price-to-earnings ratios and as a result, may be more volatile than stocks with lower price-to-earnings ratios.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than large-cap companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies. In addition, small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Sector Risk – Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Healthcare Sector Risk. To the extent the Fund invests a significant portion of its assets in the healthcare sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the healthcare sector. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

Industrials Sector Risk. Issuers in the industrials sector are affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Issuers in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices that may be influenced by unpredictable factors.

Information Technology Sector Risk. Information technology companies often face unusually high price volatility, both in terms of gains and losses. The potential for wide variations in performance is based on special risks common to information technology companies. Information technology companies may have limited product lines, markets or financial resources. Information technology companies are affected by worldwide technological developments and their products and services may quickly become outdated. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to withstand the Fund’s potential for volatility.

Micro-Cap Company Risk – Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than companies with larger capitalization. In addition, micro-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. These risks are enhanced for micro-cap securities. Many micro-cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. As any size of trade can have a large percentage impact on the price of a micro-cap stock, the Fund will be more susceptible to sudden and significant losses. In addition, micro-cap company stocks will also be bought and sold less often than other stocks, making them less liquid than other securities. Because of this, if the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Foreign Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be subject to foreign withholding taxes, may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

American Depositary Receipts. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent risks as investing in securities of foreign issuers, as described above.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

PERFORMANCE

The performance information provides some indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of an additional index. The Fund’s past performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

Investor Class
Annual Total Return as of December 31 of Each Year

Calendar Year-to-Date Return – Investor Class (through June 30, 2024) = -0.71%

Best and Worst Quarterly Performance (during periods shown above):
Best Quarter: June 30, 2020 = 43.88%
Worst Quarter: December 31, 2018 = -24.60%

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	5.45%	12.66%	7.50%
Return After Taxes on Distributions	5.45%	10.74%	3.50%
Return After Taxes on Distributions and Sale of Fund Shares	3.23%	9.93%	4.73%
Institutional Class
Return Before Taxes	5.57%	12.82%	7.65%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.16%

*     The Russell 3000® Index has replaced the Russell 2000® Growth Index as the Fund’s primary benchmark. The change of primary benchmark was the result of SEC rule amendments that require funds to show their performance against an “appropriate broad-based securities market index” that reflects the overall applicable market in which a fund invests. The Adviser believes the secondary benchmark is a more appropriate performance comparison given the Fund’s holdings.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table. The after-tax returns shown are not relevant to investors who own the Small Cap Growth Fund in a tax-deferred or other tax-advantaged arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT

Investment Adviser. Kornitzer Capital Management, Inc. is the Small Cap Growth Fund’s investment adviser.

Co-Portfolio Managers. The Small Cap Growth Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service as Portfolio Manager	Current Title
Robert Male	26	Portfolio Manager
Craig Richard	1	Portfolio Manager

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 51.

Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

PURCHASE AND SALE OF FUND SHARES

Investors may purchase or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request (Buffalo Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), wire transfer, telephone at 1-800-49-BUFFALO or (800) 492-8332, or through a financial intermediary. Subsequent purchases and redemptions may be made by visiting the Funds’ website at www.buffalofunds.com. The minimum initial and subsequent investment amounts are shown below.

	Minimum Investment Amount
	Initial		Subsequent
	Investor Class	Institutional Class	All Classes
Regular Accounts (unless opened via an exchange)	$2,500	$250,000	$100
Exchange from another Buffalo Fund*	$1,000	$1,000	$100
Automatic Investment Plan	$100	$250,000	$100
IRA and Uniform Transfers/Gifts to Minors Accounts	$250	$250,000	$100
SEPs, Coverdell ESAs, and SAR-SEPs	$250	$250,000	$100
* in the same class of shares

TAX INFORMATION

Fund distributions are generally taxable, and will be taxed to shareholders as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or IRA, in which case you may be taxed upon withdrawal of money from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your adviser or visit your financial intermediary’s website for more information.

Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

INVESTMENT OBJECTIVES

Buffalo Blue Chip Growth Fund, Buffalo Early Stage Growth Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Mid Cap Discovery Fund, Buffalo Mid Cap Growth Fund and Buffalo Small Cap Growth Fund - the investment objective of each Fund is long-term growth of capital.

Buffalo Flexible Allocation Fund - the investment objective of the Flexible Allocation Fund is the generation of high current income and, as a secondary objective, long-term growth of capital.

Buffalo Growth & Income Fund and Buffalo High Yield Fund - the investment objective of each Fund is current income, with long-term growth of capital as a secondary objective.

The Funds’ investment objectives may be changed with the approval of the Board of Trustees, but a shareholder vote is not required. However, each Fund that has a strategy of normally investing at least 80% of its net assets according to a particular strategy will not change that strategy without first providing shareholders with at least 60 days’ prior notice. The term “net assets” above includes any borrowings for investment purposes consistent with Securities and Exchange Commission (“SEC”) requirements, although the Funds do not intend to borrow for investment purposes.

PRINCIPAL INVESTMENT STRATEGIES

Buffalo Blue Chip Growth Fund. The Blue Chip Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “blue chip growth companies.” KCM defines blue chip companies as companies that, at the time of purchase, are nationally recognized, well established in their industries, financially sound and usually have higher market capitalizations. KCM defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. Companies included in the Fund’s investment universe must satisfy both prongs of KCM’s definition of blue chip growth company. In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the information technology sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

Buffalo Early Stage Growth Fund. The Early Stage Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “early stage growth companies.” KCM defines early stage companies as companies, at the time of purchase, with market capitalizations below the weighted average of the Russell 2000® Growth Index and are starting to develop a new product or service or have recently developed a new product or service. As of June 30, 2024, the weighted average market capitalization of the Russell 2000® Growth Index was $3.7 billion. KCM defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. Companies included in the Fund’s investment universe must satisfy both prongs of KCM’s definition of an early stage growth company. In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the industrials sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

Buffalo Flexible Allocation Fund. The Flexible Allocation Fund may invest in both equity and debt securities. The allocation of assets invested in each type of security is designed to primarily achieve high current income, with a secondary objective of long-term capital appreciation. The Fund expects to change its allocation mix over time based on KCM’s view of economic conditions and underlying security values. The Fund retains the right to invest up to 100% of its net assets in equity securities or up to 100% of its net assets in debt securities. Equity securities may include common stocks, preferred stocks, convertible securities, rights, and warrants. Debt securities may include government notes and bonds; mortgage and asset backed securities; bank debt; convertible securities; fixed and floating rate corporate debt securities, both rated and unrated; and higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.” In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the energy sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

Buffalo Growth Fund. The Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “growth companies.” KCM defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the information technology sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

Buffalo Growth & Income Fund. The Growth & Income Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a mix of growth equity securities and income producing securities, with no minimum or maximum investment requirements specified for either category. KCM defines growth equity securities as common stocks, preferred stocks, convertible securities, warrants, and rights of companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. KCM defines income producing securities as securities that pay interest or a dividend at least annually, such as convertible securities and dividend-paying equity securities (i.e., securities of companies that have historically paid dividends and have strong dividend policies). In addition to investments in domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

Buffalo High Yield Fund. The High Yield Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.” Debt securities may include fixed and floating rate bonds, bank debt, and convertible debt securities. With respect to the remaining 20% of the Fund’s net assets, the Fund may invest in securities such as investment grade debt securities, U.S. Treasury Securities (typically with maturities of 60 days or less), money market funds, and equity investments, including dividend paying stocks, convertible stocks, and preferred stocks. The Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges and U.S. over-the-counter markets.

The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities. The lowest rated debt security that the Fund will hold is D quality (defaulted securities). Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the discretion of KCM. The Fund has no limitation on principal, interest, or reset terms on debt securities held in the Fund.

The Adviser performs extensive fundamental investment research to identify investment opportunities for the Fund. When evaluating investments and the credit quality of rated and unrated securities, the Adviser looks at a number of past, present, and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value. The Fund may invest in companies in any sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

Buffalo International Fund. The International Fund primarily invests in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, rights, and depositary receipts of established companies that are economically tied to various countries throughout the world (excluding the U.S.). The Fund may invest directly or indirectly in foreign securities or foreign currencies of both developed and developing countries. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

•that are organized under the laws of, or with a principal office in, a country other than the U.S. and issue securities for which the principal trading market is in a country other than the U.S.; or
•that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a country other than the U.S., or have at least 50% of their assets in a country other than the U.S.

Under normal circumstances, the Fund does not expect its investments in emerging markets to exceed 35% of its net assets. The Fund’s investments in DRs may include sponsored or unsponsored ADRs, EDRs, or GDRs.

Companies are screened using in-depth, in-house research to identify those which KCM believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. In making portfolio selections for the Fund, the Adviser will also consider the economic, political, and market conditions of the various countries in which the Fund may invest. The Fund may invest in companies in any sector. The Fund may have significant investments in the information technology sector. The Adviser may sell the International Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

Buffalo Mid Cap Discovery Fund. The Mid Cap Discovery Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “mid-cap discovery companies.” KCM defines mid-cap discovery companies as companies, at the time of purchase, with market capitalizations within the range of the Russell Midcap® Growth Index, and are companies engaged in the pursuit and practical application of knowledge to discover, develop, and commercialize products, services, or intellectual property. As of June 30, 2024, the range of market capitalizations of the Russell Midcap® Growth Index was $658 million to $61.6 billion. In addition to the Fund’s investments in domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the information technology sector. The Fund may have significant investments in the healthcare sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

Buffalo Mid Cap Growth Fund. The Mid Cap Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “mid-cap growth companies.” KCM defines mid-cap companies as companies, at the time of purchase, with market capitalizations within the range of the Russell Midcap® Growth Index. As of June 30, 2024, the range of market capitalizations of the Russell Midcap® Growth Index was $658 million to $61.6 billion. KCM defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. Companies included in the Fund’s investment universe must satisfy both prongs of KCM’s definition of mid-cap growth company. In addition to the Fund’s investments in domestic securities, the Fund may also invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. Currently, the Fund has significant investments in the information technology sector. The Fund may have significant investments in the industrials sector. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

Buffalo Small Cap Growth Fund. The Small Cap Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “small-cap growth companies.” KCM defines small-cap companies as companies, at the time of purchase, with market capitalizations within the range of the Russell 2000® Growth Index. As of June 30, 2024, the range of market capitalizations of the Russell 2000® Growth Index was $17 million to $10.3 billion. KCM defines growth companies as companies that, at the time of purchase, are constituents of the Russell 3000® Growth Index or exhibit growth characteristics (generates positive cash flows or earnings that increase at faster rates than the overall economy) consistent with inclusion of companies in the Russell 3000® Growth Index. Companies included in the Fund’s investment universe must satisfy both prongs of KCM’s definition of small-cap growth company. In addition to the Fund’s investments in domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

Companies are screened using in-depth, in-house research to identify those which the Adviser believes have favorable attributes, including attractive valuation, strong management, conservative debt, free cash flow, scalable business models, and competitive advantages. The Fund may invest in companies in any sector. The Fund may have significant investments in the healthcare, industrials and information technology sectors. The Adviser may sell the Fund’s investments to secure gains, limit losses, or reinvest in more promising investment opportunities.

GENERAL INVESTMENT POLICIES

Investment Style and Portfolio Turnover - The Adviser normally does not engage in active or frequent trading of the Funds’ investments. Instead, to reduce turnover of the Funds’ portfolio holdings, the Adviser’s general strategy is to purchase securities of companies that the Adviser believes to have favorable long-term fundamentals. This helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions of capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. High portfolio turnover may adversely affect a Fund’s performance. The Adviser may sell the Funds’ investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments - The Funds intend to hold some portion of its assets in cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. There may be times when a Fund may respond to market, economic or political considerations by investing up to 100% of its assets in high quality, short-term debt securities. During those times, a Fund may not achieve its investment objective and, instead, will focus on preserving your investment. To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

ADDITIONAL PRINCIPAL RISK INFORMATION

The Buffalo Funds cannot guarantee that they will achieve their investment objectives. As with any mutual fund, the value of a Fund’s investments may fluctuate. If the value of a Fund’s investments decreases, the value of the Fund’s shares will also decrease, and you may lose money. This section is intended to describe in greater detail the risks associated with investing in each of the Funds, and the risk factors primarily applicable to each Fund are as follows:

Risk Factors	Blue Chip Growth Fund	Early Stage Growth Fund	Flexible Allocation Fund	Growth Fund	Growth & Income Fund	High Yield Fund	International Fund	Mid Cap Discovery Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Market Risk; Recent Market Events	X	X	X	X	X	X	X	X	X	X
Management	X	X	X	X	X	X	X	X	X	X
Equity Market	X	X	X	X	X		X	X	X	X
Sector	X	X	X	X			X	X	X	X
Energy Sector			X
Healthcare Sector								X		X
Industrials Sector		X							X	X
IT Sector	X			X			X	X	X	X
Non-Diversification	X			X
Growth-Style Investing	X	X		X	X		X	X	X	X
Dividend Strategy					X
Large-Cap Company	X		X	X	X		X	X	X
Mid-Cap Company	X	X	X	X	X		X	X	X	X
Small-Cap Company		X		X	X			X	X	X
Micro-Cap Company		X								X
Debt Securities			X			X
Money Market Funds	X	X	X	X	X	X	X	X	X	X
Foreign	X	X	X	X	X	X	X	X	X	X
Emerging Markets							X
Currency							X
Cybersecurity	X	X	X	X	X	X	X	X	X	X

Market Risk; Recent Market Events. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors; including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The war between Ukraine and Russia has passed its second anniversary and the October 2023 attack by Hamas and Israel’s response has added to global tensions. U.S. and China relations remain strained, impacted by sluggish Chinese economic growth and numerous issues affecting trade relations. Domestically, inflation remains an area of focus since getting to the U.S. Federal Reserve Board’s 2% target may prove to be more challenging than the market expects. 2024 is also an election year and the current level of political discord is high. Finally, while COVID-19 appears to have entered an endemic stage, significant outbreaks present a continued risk to the global economy. These and other events may cause market disruptions and could have an adverse effect on the value of the Funds’ investments. The Funds cannot guarantee that they will achieve their respective investment objectives.

Management Risk. The Funds’ success depends largely on the Adviser’s ability to select favorable investments. Different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks. Because of this, the Funds will perform better or worse than other types of funds depending on what is in “favor.” In addition, there is the risk that the strategies, research or analysis techniques used by the Adviser and/or the Adviser’s security selection may fail to produce the intended result.

Equity Market Risk. The risks that could affect the value of a Fund’s shares and the total return on your investment include the possibility that the equity securities held by a Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Common Stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors of such issuers.

Preferred Stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Because preferred stocks represent an equity ownership interest in an issuer, their value will usually react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets.

Convertible Securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock. If a convertible security held by a Fund is called for redemption, the

Fund will be required to surrender the security for redemption, and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.

Warrants. The Funds may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Rights. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The purchase of rights involves the risk that a Fund could lose the purchase value of a right if the right is not exercised prior to its expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. A Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Energy Sector Risk. The energy sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund may be subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The performance of companies operating in the energy sector is closely tied to the price and supply of energy fuels and international political events.

Healthcare Sector Risk. The Funds will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the healthcare sector. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

Industrials Sector Risk. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices that may be unpredictable.

Information Technology Sector Risk. Information technology companies often face unusually high price volatility, both in terms of gains and losses. The potential for wide variations in performance is based on special risks common to information technology companies. Information technology companies may have limited product lines, markets or financial resources. Information technology companies are affected by worldwide technological developments and their products and services may quickly become outdated. Given these risks, an investment in a Fund may be more suitable for long-term investors who are willing to withstand the potential for volatility.

Non-Diversification Risk. When a Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause a Fund’s overall value to decline to a greater degree than if a Fund held a more diversified portfolio. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on a Fund’s performance.

Growth-Style Investing Risks. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because these Funds focus on growth-style stocks, the Funds’ performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style. Growth stocks are often characterized by high price-to-earnings ratios and as a result, may be more volatile than stocks with lower price-to-earnings ratios.

Dividend Strategy Risk. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends regardless of whether the underlying companies’ business fortunes have changed. The Adviser may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and these risks are passed on to the Funds. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks, making them less liquid than other securities. Because of this, if a Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small-Cap Company Risk. Generally, small-cap and less seasoned companies have more potential for rapid growth. They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Funds. Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies. In addition, small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans. Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks, making them less liquid than other securities. Because of this, if a Fund wants to sell a large quantity of a small-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. Given these risks, an investment in a Fund that invests in small-cap companies may be more suitable for long-term investors.

Micro-Cap Company Risk. Investing in micro-cap companies may involve greater risk than investing in companies with larger capitalization due to less management experience, fewer financial resources, less product diversification and fewer competitive strengths. Therefore, such securities may be more volatile and less liquid than companies with larger capitalization. In addition, micro-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. These risks are enhanced for micro-cap securities. Many micro-cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. As any size of trade can have a large percentage impact on the price of a micro-cap stock, the Fund will be more susceptible to sudden and significant losses. In addition, micro-cap company stocks will also be bought and sold less often than other stocks, making them less liquid than other securities. Because of this, if the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Debt Securities Risk. Debt securities are subject to some or all of the following risks, depending upon the type of debt instrument in which the Fund invests: high risk debt securities risk, interest rate risk, call risk, prepayment and extension risk, credit risk and liquidity risk, which are more fully described below:

High Risk Debt Securities Risk. Below investment grade debt securities, or “junk bonds,” are debt securities rated below investment grade by a nationally recognized statistical rating organization. High risk debt securities are those rated below BBB by S&P or Baa by Moody’s. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by a Fund to decline. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Call Risk. During periods of declining interest rates, a bond issuer may “call”-or repay- its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Prepayment and Extension Risk. Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of debt securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

Credit Risk. Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, a Fund will be required to hold the security or keep the position open, and the Fund could incur losses.

The Flexible Allocation, the High Yield Fund, and, to the extent that they purchase debt securities as non-principal investment strategies, the other Buffalo Funds, will be exposed to the benefits and risks of investing in debt securities. A debt security represents a loan of money by the purchaser of the security to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time. Companies typically make payments on their debt securities before they declare and pay dividends to holders of their equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer’s payment schedule, with commercial paper having the shortest payment schedule. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer, and a lower rating usually indicates higher risk.

Consistent with their investment objectives, strategies and policies, the Buffalo Funds may purchase debt securities that, at the time of initial purchase, are rated CCC/CAA or higher by Moody’s or S&P or that are unrated, if the Adviser determines that the debt security is of at least B rated comparable quality. Rated debt securities that are downgraded below CCC/CAA after being purchased and unrated debt securities that the Adviser believes have fallen below that level after being purchased will be sold at the Adviser’s discretion. Each of the Buffalo Funds may also purchase short-term debt securities, as stated in the Cash Management section of the SAI, even though such an investment is not consistent with a Fund’s objectives or its other strategies or policies.

Bank Loan Risk. Investments in secured and unsecured participations in bank loans that banks or other financial intermediaries make to borrowers and assignments of such loans may create substantial risk. In making investments in such loans, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund may invest in loan participations that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loan participations of any credit quality, including loans to “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund. In addition, bank loans often have contractual restrictions on resale that can delay the sale and adversely impact the sale price. The settlement period for transactions involving bank loans may be longer than seven days.

Money Market Funds Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Funds to lose money if shares of money market funds in which they invest fall below $1.00 per share.

Foreign Risk. The International Fund invests directly in securities of foreign issuers. Investing in foreign securities, including securities of foreign corporations, governments and government agencies or instrumentalities, generally involves more risks than investing in U.S. securities. These include risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates that may decrease the value of an investment; and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. In addition, foreign investments may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Certain foreign securities may also be less liquid (harder to sell) than many U.S. securities. This means that a Fund may, at times, have difficulty selling certain foreign securities at favorable prices. Additionally, brokerage commissions and other fees are generally higher for securities traded in foreign markets and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Income earned on foreign securities may be subject to foreign withholding taxes. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the economies of certain countries that may increase the risks of investing in securities of foreign issuers.

Each of the Buffalo Funds may gain international exposure through the purchase of sponsored or unsponsored ADRs and other U.S. dollar-denominated securities of foreign issuers traded in the U.S. ADRs are securities of foreign companies that are denominated in U.S. dollars. ADRs are subject to similar risks as other types of foreign investments. Unsponsored ADRs held by a Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to a Fund. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risk, as described above. These risks can increase the potential for losses in a Fund.

Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid, more volatile and may have a lower level of government oversight than securities markets in more developed countries. The International Fund, and consequently the International Fund’s shareholders, may be adversely affected by exposure to these risks through its investment in emerging market issuers.

Currency Risk. When the International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Some countries have and may continue to adopt internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. In addition, a country may impose formal or informal currency exchange controls (or “capital controls”). These types of controls may restrict or prohibit the International Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information (“SAI”). Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. The annual and semi-annual reports to Fund shareholders are available, free of charge, by contacting U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, at 1-800-49-BUFFALO (1-800-492-8332), and on the Funds’ website at www.buffalofunds.com. Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Management

INVESTMENT ADVISER

Kornitzer Capital Management, Inc., or KCM, is the manager and investment adviser for each of the Buffalo Funds. KCM is responsible for overseeing and implementing each Fund’s investment program and managing the day-to-day investment activity and operations of each Fund. KCM was founded in 1989. In addition to managing and advising the Buffalo Funds, KCM provides investment advisory services to a broad variety of individual, corporate and other institutional clients. As of June 30, 2024, KCM managed approximately $7.1 billion in assets for mutual funds, corporations, pensions and individuals. As manager, KCM provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. This includes: investment management and supervision; transfer agent and accounting services; a portion of foreign custody fees (if applicable); fees for domestic custody services; independent auditor and legal counsel costs; fees and expenses of officers, trustees and other personnel (except as noted below); rent; shareholder services; and other items incidental to corporate administration. KCM is located at 5420 West 61st Place, Mission, Kansas 66205.

Under the respective Management Agreement between the Trust, on behalf of each Fund, and KCM, as compensation for KCM’s services, each Fund pays KCM a fee each month at an annual rate of each Fund’s average daily net assets as indicated below in the “Contractual Advisory Fee” column. For the fiscal year ended March 31, 2024, KCM received an advisory fee at an annual rate of each Fund’s average daily net assets as indicated below in the “Advisory Fee Received” column.

	Contractual Advisory Fee	Advisory Fee Received
Name of Fund
Buffalo Blue Chip Growth Fund	0.75%	0.75%
Buffalo Early Stage Growth Fund	1.30%	1.30%
Buffalo Flexible Allocation Fund	0.85%	0.85%
Buffalo Growth Fund	0.75%	0.75%
Buffalo Growth & Income Fund	0.75%	0.75%
Buffalo High Yield Fund	0.85%	0.85%
Buffalo International Fund	0.85%	0.85%
Buffalo Mid Cap Discovery Fund	0.85%	0.85%
Buffalo Mid Cap Growth Fund	0.85%	0.85%
Buffalo Small Cap Growth Fund	0.85%	0.85%

Fund Expenses. Certain expenses of the Funds are payable by the Funds. These expenses include a portion of the foreign custody costs (if applicable), taxes, interest, governmental charges and fees, including registration of the Funds with the SEC and the various states, brokerage costs, dues, all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings, and out-of-pocket expenses incurred by the non-interested trustees of the Trust for travel, meals, lodging and similar items in connection with attendance at conferences or Board of Trustees meetings.

A discussion regarding the Board of Trustees’ basis for approving the Funds’ investment advisory agreements is included in the Funds’ annual report to shareholders for the fiscal year ended March 31, 2024.

Portfolio Managers

The Buffalo Funds are managed by a portfolio management team supported by an experienced investment analysis and research staff. The portfolio management team is responsible for the day-to-day management of their respective Funds as indicated below.

John Kornitzer, Co-Portfolio Manager. Mr. Kornitzer is the Chairman of KCM since 2023, and has been an investment professional since 1968. He previously served as President and Chief Investment Officer of KCM from

1989 to 2022. He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania. Mr. Kornitzer serves as a co-portfolio manager of the Flexible Allocation Fund.

Dave Carlsen, CFA, Co-Portfolio Manager. Mr. Carlsen has been an investment professional since 1992 and joined KCM in 2004. Mr. Carlsen was formerly a senior equity research analyst at Strong Capital Management, Inc. in Milwaukee, Wisconsin and an investment analyst and operations manager with Northern Capital Management Inc. in Madison, Wisconsin. Mr. Carlsen holds a BBA in Finance, Investments and Banking from the University of Wisconsin-Madison. Mr. Carlsen has served as a co-portfolio manager of the Growth Fund since 2007, the Mid Cap Discovery Fund since 2004 and the Mid Cap Growth Fund since April 2024.

Doug Cartwright, CFA, Co-Portfolio Manager. Mr. Cartwright has been an investment professional since 2006 and joined KCM in 2013. Mr. Cartwright was formerly an equity analyst with Kellogg Asset Management and a credit analyst with Waddell & Reed Investment Management. Mr. Cartwright holds a B.A. in Business Administration from Baylor University and an MBA from the Wisconsin School of Business Applied Securities Analysis Program. Mr. Cartwright has served as co-portfolio manager of the Early Stage Growth Fund since 2015, the Mid Cap Growth Fund since 2021 and the Mid Cap Discovery Fund since April 2024.

Jeff K. Deardorff, CFA, Co-Portfolio Manager. Mr. Deardorff has been an investment professional since 1997 and joined KCM in 2002. Previously, Mr. Deardorff worked as an equity arbitrage and money markets trader for Koch Industries. He holds a B.S. in Business Administration from Kansas State University. Mr. Deardorff has served as co-portfolio manager of the High Yield Fund since 2015 and the Growth & Income Fund since 2018.

Paul Dlugosch, CFA, Co-Portfolio Manager. Mr. Dlugosch has been an investment professional since 1997 and joined KCM in 2002. Previously, Mr. Dlugosch worked at Antares Capital Corporation and LaSalle National Bank in Chicago, Illinois. He holds a B.S. in Business Administration from the University of Iowa. Mr. Dlugosch has served as a co-portfolio manager of the High Yield Fund since 2007, the Flexible Allocation Fund since 2011 and the Growth & Income Fund since 2013.

Nicole Kornitzer, CFA, Portfolio Manager. Ms. Kornitzer has been an investment professional since 2000 and she worked for KCM as a research analyst from 2000 to 2002 and rejoined the firm in 2004. Ms. Kornitzer holds a B.A. in Biology from the University of Pennsylvania, a master’s degree in French Cultural Studies from Columbia University and an MBA from INSEAD. Ms. Kornitzer has served as portfolio manager of the International Fund since 2009.

Ken Laudan, Portfolio Manager. Mr. Laudan has been an institutional investment professional since 1991 and joined KCM in 2020. Previously, Mr. Laudan oversaw a portfolio of healthcare investments across the micro, small, mid, and large market capitalization portfolios for Friess Associates, the manager of the Brandywine Funds. Prior to working with Friess Associates, Mr. Laudan was a senior healthcare analyst at Montgomery Securities, Hambrecht and Quist (H&Q), and SunTrust Robinson Humphrey. Mr. Laudan first began his healthcare investment career working on the corporate venture capital team for Humana, Inc. in 1991. Mr. Laudan holds a B.S. in Finance with a minor in Accounting from Kansas State University. Mr. Laudan has served as the portfolio manager of the Blue Chip Growth Fund since 2021.

Robert Male, CFA, Co-Portfolio Manager. Mr. Male has been an investment professional since 1986 and joined KCM in 1997. Prior to joining KCM, he was a senior equity securities analyst with USAA Investment Management Company in San Antonio, Texas. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University. Mr. Male has served as a co-portfolio manager of the Small Cap Growth Fund since its inception in 1998.

Craig Richard, CFA, Co-Portfolio Manager. Mr. Richard has been an investment professional since 2002 and joined KCM in 2008. Previously, Mr. Richard was an equity research analyst with A.G. Edwards from 2005 to 2007. Mr. Richard holds a B.S. from Kansas State University and an MBA from the University of Kansas. Mr. Richard has served as a co-portfolio manager of the Early Stage Growth Fund since 2013 and the Small Cap Growth Fund since 2023.

Jeffrey Sitzmann, CFA, Co-Portfolio Manager. Mr. Sitzmann has been an investment professional since 1987 and joined KCM in 2002. Previously, Mr. Sitzmann worked as a Senior Investment Analyst at Banc One Investment Advisors. Mr. Sitzmann holds a BBA from the University of Toledo and an MBA from the University of Chicago. Mr.

Sitzmann has served as a co-portfolio manager of the High Yield Fund since 2007 and the Growth & Income Fund since 2018.

Josh West, CFA, Co-Portfolio Manager. Mr. West has been an investment professional since 2005 and joined KCM in 2008. Previously, Mr. West was an equity investment analyst with Scout Investment Advisors in Kansas City, Missouri. Mr. West holds an MBA from the University of Missouri-Columbia and B.S. from the University of Missouri-Columbia. Mr. West has served as a co-portfolio manager of the Mid Cap Growth Fund since 2017, the Growth Fund since 2020 and the Mid Cap Discovery Fund since April 2024.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares in the Funds that they manage.

The Distributor

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group (the “Distributor”), serves as principal underwriter and U.S. Bancorp Fund Services, LLC serves as transfer agent to the Funds. The Distributor is located at Three Canal Plaza, Suite 100, Portland, ME 04101 and U.S. Bancorp Fund Services, LLC is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202.

Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan on behalf of the Funds’ Investor Class shares that allows the Funds to make payments to financial intermediaries and other persons for certain personal services for Investor Class shareholders and/or the maintenance of Investor Class shareholder accounts. The amount of the shareholder servicing fee authorized is an annual rate of up to 0.15% of each Fund’s average daily net assets attributable to Investor Class shares, and the maximum rate of the shareholder servicing fee (0.l5%) may not be incurred in a given year.

Shareholder servicing fees are paid out of the Funds’ assets attributable to Investor Class shares on an on-going basis. Over time, these fees will increase the cost of your investment in Investor Class shares of the Funds, and may cost you more than paying other types of sales charges.

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or at least since inception for Institutional Class shares). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all distributions. The information for the fiscal year ended March 31, 2024 has been derived from the Funds’ financial statements which are included in the Annual Report to Shareholders, and have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report is also included in the annual report. Information for prior fiscal years was audited by the Funds’ prior independent registered public accounting firm. The Buffalo Funds’ annual report is available at no charge upon request.

Buffalo Blue Chip Growth Fund
(Formerly Buffalo Large Cap Fund)
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$35.13	$40.21	$46.23	$29.53	$31.01

Income from investment operations:
Net investment income (loss)	0.03(1)	(0.01)(1)	(0.16)(1)	(0.07)(1)	0.09
Net gains (losses) on securities (both realized and unrealized)	13.68	(4.12)	5.59	16.83	(1.07)

Total from investment operations	13.71	(4.13)	5.43	16.76	(0.98)

Less distributions:
Distributions from investment income	(0.01)	—	—	(0.06)	(0.07)
Distributions from capital gains	—	(0.95)	(11.45)	—	(0.43)

Total distributions	(0.01)	(0.95)	(11.45)	(0.06)	(0.50)

Net asset value, end of year	$48.83	$35.13	$40.21	$46.23	$29.53

Total return	39.04%	(10.08%)	10.23%	56.78%	(3.40%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$34,720	$27,414	$35,391	$37,413	$27,872
Ratio of expenses to average net assets	0.88%	0.94%	0.93%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets	0.08%	(0.03%)	(0.34%)	(0.16%)	0.21%
Portfolio turnover rate	36%	46%	83%	7%	6%
(1)Per share amounts have been calculated using the average shares method.

Buffalo Blue Chip Growth Fund
(Formerly Buffalo Large Cap Fund)
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$35.32	$40.37	$46.30	$29.56	$32.79

Income from investment operations:
Net investment income (loss)	0.08(1)	0.04(1)	(0.09)(1)	(0.00)(1)(2)	0.16
Net gains (losses) on securities (both realized and unrealized)	13.76	(4.14)	5.61	16.85	(2.89)

Total from investment operations	13.84	(4.10)	5.52	16.85	(2.73)

Less distributions:
Distributions from investment income	(0.03)	—	—	(0.11)	(0.07)
Distributions from capital gains	—	(0.95)	(11.45)	—	(0.43)
Total distributions	(0.03)	(0.95)	(11.45)	(0.11)	(0.50)

Net asset value, end of period	$49.13	$35.32	$40.37	$46.30	$29.56

Total return	39.19%	(9.97%)	10.42%	57.02%	(8.55%)(3)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94,801	$66,876	$78,082	$71,394	$45,244
Ratio of expenses to average net assets	0.78%	0.79%	0.78%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets	0.18%	0.11%	(0.19%)	(0.01%)	0.40%
Portfolio turnover rate**	36%	46%	83%	7%	6%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)Less than $0.01 per share.
(3)The return listed is the non-annualized return for the Institutional Class since inception date.

Buffalo Early Stage Growth Fund
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$15.05	$17.75	$23.88	$12.50	$15.30

Income from investment operations:
Net investment loss	(0.11)(1)	(0.17)(1)	(0.28)(1)	(0.25)(1)	(0.15)
Net gains (losses) on securities (both realized and unrealized)	1.22	(2.36)	(2.60)	14.11	(1.85)

Total from investment operations	1.11	(2.53)	(2.88)	13.86	(2.00)

Less distributions:
Distributions from capital gains	—	(0.17)	(3.25)	(2.48)	(0.80)
Total distributions	—	(0.17)	(3.25)	(2.48)	(0.80)

Net asset value, end of year	$16.16	$15.05	$17.75	$23.88	$12.50

Total return	7.38%	(14.23%)	(13.32%)	112.86%	(14.38%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$43,681	$50,837	$68,232	$82,824	$42,633
Ratio of expenses to average net assets	1.44%	1.49%	1.45%	1.50%	1.49%
Ratio of net investment loss to average net assets	(0.78%)	(1.11%)	(1.22%)	(1.24%)	(1.00%)
Portfolio turnover rate	20%	10%	34%	54%	22%
(1)Per share amounts have been calculated using the average shares method.

Buffalo Early Stage Growth Fund
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$15.16	$17.84	$23.96	$12.51	$16.44

Income from investment operations:
Net investment loss	(0.10)(1)	(0.15)(1)	(0.24)(1)	(0.22)(1)	(0.14)
Net gains (losses) on securities (both realized and unrealized)	1.23	(2.36)(2)	(2.63)	14.15	(2.99)

Total from investment operations	1.13	(2.51)(2)	(2.87)	13.93	(3.13)

Less distributions:
Distributions from capital gains	—	(0.17)	(3.25)	(2.48)	(0.80)
Total distributions	—	(0.17)	(3.25)	(2.48)	(0.80)

Net asset value, end of period	$16.29	$15.16	$17.84	$23.96	$12.51

Total return	7.45%	(14.05%)	(13.20%)	113.25%	(20.25%)(3)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,513	$34,457	$44,458	$49,023	$23,102
Ratio of expenses to average net assets	1.34%	1.34%	1.32%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.68%)	(0.96%)	(1.07%)	(1.09%)	(1.19%)
Portfolio turnover rate**	20%	10%	34%	54%	22%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)Amount was restated to adjust for $0.01 rounding difference.
(3)The return listed is the non-annualized return for the Institutional Class since inception date.

Buffalo Flexible Allocation Fund
(Formerly Buffalo Flexible Income Fund)
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$18.11	$19.03	$16.24	$11.93	$15.27

Income from investment operations:
Net investment income	0.33(1)	0.30(1)	0.29(1)	0.29(1)	0.72
Net gains (losses) on securities (both realized and unrealized)	3.09	(0.46)	3.48	4.53	(3.63)

Total from investment operations	3.42	(0.16)	3.77	4.82	(2.91)

Less distributions:
Distributions from investment income	(0.35)	(0.30)	(0.29)	(0.30)	(0.32)
Distributions from capital gains	(0.31)	(0.46)	(0.69)	(0.21)	(0.11)

Total distributions	(0.66)	(0.76)	(0.98)	(0.51)	(0.43)

Net asset value, end of year	$20.87	$18.11	$19.03	$16.24	$11.93

Total return	19.37%	(0.87%)	23.81%	40.94%	(19.63%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$299,209	$300,336	$314,134	$277,906	$273,416
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets	1.77%	1.66%	1.60%	2.04%	1.99%
Portfolio turnover rate	1%	1%	4%	1%	5%
(1)Per share amounts have been calculated using the average shares method.

Buffalo Flexible Allocation Fund
(Formerly Buffalo Flexible Income Fund)
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$18.10	$19.03	$16.24	$11.93	$15.31

Income from investment operations:
Net investment income	0.37(1)	0.33(1)	0.32(1)	0.31(1)	0.57
Net gains (losses) on securities (both realized and unrealized)	3.09	(0.47)	3.48	4.53	(3.60)

Total from investment operations	3.46	(0.14)	3.80	4.84	(3.03)

Less distributions:
Distributions from investment income	(0.38)	(0.33)	(0.32)(2)	(0.32)	(0.25)
Distributions from capital gains	(0.31)	(0.46)	(0.69)	(0.21)	(0.10)

Total distributions	(0.69)	(0.79)	(1.01)	(0.53)	(0.35)

Net asset value, end of period	$20.87	$18.10	$19.03	$16.24	$11.93

Total return	19.61%	(0.78%)	24.00%	41.15%	(20.20%)(3)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,217	$168,935	$175,891	$147,802	$133,843
Ratio of expenses to average net assets	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets	1.92%	1.81%	1.75%	2.19%	2.79%
Portfolio turnover rate**	1%	1%	4%	1%	5%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)Amount was restated to adjust for $0.01 rounding difference.
(3)The return listed is the non-annualized return for the Institutional Class since inception date.

Buffalo Growth Fund
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$25.79	$30.83	$31.07	$21.20	$25.10

Income from investment operations:
Net investment income (loss)	(0.11)(1)	(0.08)(1)(2)	(0.13)(1)	(0.06)(1)(2)	0.08
Net gains (losses) on securities (both realized and unrealized)	9.14	(3.89)	3.25	11.46	(0.55)

Total from investment operations	9.03	(3.97)(2)	3.12	11.40(2)	(0.47)

Less distributions:
Distributions from investment income	—	—	—	—	(0.08)
Distributions from capital gains	(1.67)	(1.07)	(3.36)	(1.53)	(3.35)

Total distributions	(1.67)	(1.07)	(3.36)	(1.53)	(3.43)

Net asset value, end of year	$33.15	$25.79	$30.83	$31.07	$21.20

Total return	36.01%	(12.55%)	9.56%	53.98%	(3.90%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$89,113	$73,408	$103,336	$112,399	$88,051
Ratio of expenses to average net assets	0.87%	0.92%	0.92%	0.92%	0.92%
Ratio of net investment income (loss) to average net assets	(0.34%)	(0.34%)	(0.40%)	(0.19%)	0.11%
Portfolio turnover rate	9%	11%	13%	21%	33%
(1)Per share amounts have been calculated using the average shares method.
(2)Amount was restated to adjust for $0.01 rounding difference.

Buffalo Growth Fund
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$25.93	$30.95	$31.13	$21.20	$27.10

Income from investment operations:
Net investment income (loss)	(0.08)(1)	(0.05)(1)	(0.08)(1)	(0.01)(1)	0.15
Net gains (losses) on securities (both realized and unrealized)	9.20	(3.90)	3.26(2)	11.47	(2.59)

Total from investment operations	9.12	(3.95)	3.18	11.46	(2.44)

Less distributions:
Distributions from investment income	—	—	—	—	(0.10)
Distributions from capital gains	(1.67)	(1.07)	(3.36)	(1.53)	(3.36)
Total distributions	(1.67)	(1.07)	(3.36)	(1.53)	(3.46)

Net asset value, end of period	$33.38	$25.93	$30.95	$31.13	$21.20

Total return	36.16%	(12.44%)	9.74%	54.26%	(10.92%)(3)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,835	$69,473	$91,997	$86,046	$58,307
Ratio of expenses to average net assets	0.77%	0.77%	0.77%	0.77%	0.78%
Ratio of net investment income (loss) to average net assets	(0.26%)	(0.19%)	(0.25%)	(0.04%)	0.28%
Portfolio turnover rate**	9%	11%	13%	21%	33%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)Amount was restated to adjust for $0.01 rounding difference.
(3)The return listed is the non-annualized return for the Institutional Class since inception date.

Buffalo Growth & Income Fund
(Formerly Buffalo Dividend Focus Fund)
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$24.07	$25.79	$23.16	$15.10	$16.65

Income from investment operations:
Net investment income	0.35(1)	0.25(1)	0.14(1)	0.12(1)	0.44
Net gains (losses) on securities (both realized and unrealized)	6.15	(1.36)	2.94	8.06	(1.81)

Total from investment operations	6.50	(1.11)	3.08	8.18	(1.37)

Less distributions:
Distributions from investment income	(0.41)	(0.23)	(0.14)	(0.12)	(0.17)
Distributions from capital gains	(0.12)	(0.38)	(0.31)	—	—
Distributions from return of capital	—	—	—	—	(0.01)
Total distributions	(0.53)	(0.61)	(0.45)	(0.12)	(0.18)

Net asset value, end of year	$30.04	$24.07	$25.79	$23.16	$15.10

Total return	27.31%	(4.22%)	13.39%	54.29%	(8.32%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$55,070	$32,256	$30,895	$28,605	$23,821
Ratio of expenses to average net assets	0.93%	0.93%	0.93%	0.94%	0.95%
Ratio of net investment income to average net assets	1.29%	1.07%	0.56%	0.63%	0.84%
Portfolio turnover rate	4%	2%	4%	20%	31%
(1)Per share amounts have been calculated using the average shares method.

Buffalo Growth & Income Fund
(Formerly Buffalo Dividend Focus Fund)
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$24.07	$25.78	$23.16	$15.10	$17.37

Income from investment operations:
Net investment income	0.38(1)	0.29(1)	0.18(1)	0.15(1)	0.28
Net gains (losses) on securities (both realized and unrealized)	6.15	(1.35)	2.93	8.06	(2.41)

Total from investment operations	6.53	(1.06)	3.11	8.21	(2.13)

Less distributions:
Distributions from investment income	(0.44)	(0.27)	(0.18)	(0.15)	(0.13)
Distributions from capital gains	(0.12)	(0.38)	(0.31)	—	—
Distributions from return of capital	—	—	—	—	(0.01)
Total distributions	(0.56)	(0.65)	(0.49)	(0.15)	(0.14)

Net asset value, end of period	$30.04	$24.07	$25.78	$23.16	$15.10

Total return	27.47%	(4.04%)	13.51%	54.52%	(12.34%)(2)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,497	$87,932	$85,946	$72,405	$40,887
Ratio of expenses to average net assets	0.78%	0.78%	0.78%	0.79%	0.80%
Ratio of net investment income to average net assets	1.44%	1.22%	0.71%	0.78%	1.23%
Portfolio turnover rate**	4%	2%	4%	20%	31%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)The return listed is the non-annualized return for the Institutional Class since inception date.

Buffalo High Yield Fund
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$10.20	$11.23	$11.82	$9.72	$10.86

Income from investment operations:
Net investment income	0.74(1)	0.61(1)	0.48(1)	0.48(1)	1.17
Net gains (losses) on securities (both realized and unrealized)	0.44	(0.81)(2)	(0.24)	2.11(2)	(1.85)

Total from investment operations	1.18	(0.20)(2)	0.24	2.59	(0.68)

Less distributions:
Distributions from investment income	(0.74)	(0.64)	(0.48)	(0.49)	(0.46)
Distributions from capital gains	—	(0.19)	(0.35)(2)	—(3)	—

Total distributions	(0.74)	(0.83)	(0.83)	(0.49)	(0.46)

Net asset value, end of year	$10.64	$10.20	$11.23	$11.82	$9.72

Total return	12.07%	(1.63%)	1.97%	27.07%	(6.67%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$107,241	$58,920	$50,581	$50,110	$46,036
Ratio of expenses to average net assets	1.02%	1.05%	1.02%	1.02%	1.02%
Ratio of net investment income to average net assets	7.18%	5.88%	4.09%	4.38%	3.60%
Portfolio turnover rate	26%	30%	41%	66%	36%
(1)Per share amounts have been calculated using the average shares method.
(2)Amount was restated to adjust for $0.01 rounding difference.
(3)Less than $0.01 per share.

Buffalo High Yield Fund
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$10.19	$11.22	$11.81	$9.71	$11.01

Income from investment operations:
Net investment income	0.76(1)	0.63(1)	0.50(1)	0.50(1)	0.71
Net gains (losses) on securities (both realized and unrealized)	0.44	(0.82)	(0.24)	2.10	(1.66)

Total from investment operations	1.20	(0.19)	0.26	2.60	(0.95)

Less distributions:
Distributions from investment income	(0.76)	(0.65)	(0.50)	(0.50)	(0.35)
Distributions from capital gains	—	(0.19)	(0.35)	—(2)	—
Total distributions	(0.76)	(0.84)	(0.85)	(0.50)	(0.35)

Net asset value, end of period	$10.63	$10.19	$11.22	$11.81	$9.71

Total return	12.24%	(1.49%)	2.12%	27.28%	(8.94%)(3)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$340,331	$250,464	$245,858	$225,715	$141,735
Ratio of expenses to average net assets	0.86%	0.89%	0.87%	0.86%	0.88%
Ratio of net investment income to average net assets	7.33%	6.03%	4.24%	4.51%	4.90%
Portfolio turnover rate**	26%	30%	41%	66%	36%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)Less than $0.01 per share.
(3)The return listed is the non-annualized return for the Institutional Class since inception date.

Buffalo International Fund
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$20.23	$20.65	$20.51	$13.54	$14.76

Income from investment operations:
Net investment income	0.18(1)	0.13(1)	0.03(1)	0.04(1)	0.19
Net gains (losses) on securities (both realized and unrealized)	2.03	(0.22)	0.39	6.98	(1.31)

Total from investment operations	2.21	(0.09)	0.42	7.02	(1.12)

Less distributions:
Distributions from investment income	(0.13)	(0.08)	(0.02)	(0.05)	(0.10)
Distributions from capital gains	—	(0.25)	(0.26)	—(2)	—

Total distributions	(0.13)	(0.33)	(0.28)	(0.05)	(0.10)

Net asset value, end of year	$22.31	$20.23	$20.65	$20.51	$13.54

Total return	10.89%	(0.21%)	1.94%	51.79%	(7.67%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$353,298	$253,664	$263,120	$260,044	$183,809
Ratio of expenses to average net assets	1.03%	1.03%	1.03%	1.03%	1.03%
Ratio of net investment income to average net assets	0.84%	0.71%	0.14%	0.22%	0.55%
Portfolio turnover rate	1%	8%	13%	14%	13%
(1)Per share amounts have been calculated using the average shares method.
(2)Less than $0.01 per share.

Buffalo International Fund
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$20.25	$20.67	$20.53	$13.55	$15.85

Income from investment operations:
Net investment income	0.20(1)	0.16(1)	0.06(1)	0.07(1)	0.20
Net gains (losses) on securities (both realized and unrealized)	2.03	(0.22)	0.39	6.99	(2.39)

Total from investment operations	2.23	(0.06)	0.45	7.06	(2.19)

Less distributions:
Distributions from investment income	(0.15)	(0.11)	(0.05)	(0.08)	(0.11)
Distributions from capital gains	—	(0.25)	(0.26)	—(2)	—
Total distributions	(0.15)	(0.36)	(0.31)	(0.08)	(0.11)

Net asset value, end of period	$22.33	$20.25	$20.67	$20.53	$13.55

Total return	11.08%	(0.09%)	2.08%	52.12%	(13.95%)(3)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$727,185	$356,850	$316,602	$285,595	$176,285
Ratio of expenses to average net assets	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income to average net assets	0.99%	0.86%	0.29%	0.37%	0.86%
Portfolio turnover rate**	1%	8%	13%	14%	13%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)Less than $0.01 per share.
(3)The return listed is the non-annualized return for the Institutional Class since inception date.

Buffalo Mid Cap Discovery Fund
(Formerly Buffalo Discovery Fund)
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$21.30	$25.31	$30.82	$19.88	$25.29

Income from investment operations:
Net investment loss	(0.08)(1)	(0.12)(1)	(0.21)(1)	(0.18)(1)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	4.28	(2.52)	(0.93)	13.51	(1.76)

Total from investment operations	4.20	(2.64)	(1.14)	13.33	(1.82)

Less distributions:
Distributions from capital gains	—	(1.37)	(4.37)	(2.39)	(3.59)
Total distributions	—	(1.37)	(4.37)	(2.39)	(3.59)

Net asset value, end of year	$25.50	$21.30	$25.31	$30.82	$19.88

Total return	19.72%	(10.12%)	(4.58%)	67.49%	(9.64%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$636,244	$722,077	$1,099,258	$1,442,145	$1,132,237
Ratio of expenses to average net assets	1.00%	1.01%	1.00%	1.01%	1.01%
Ratio of net investment loss to average net assets	(0.35%)	(0.58%)	(0.70%)	(0.64%)	(0.30%)
Portfolio turnover rate	42%	26%	41%	84%	123%
(1)Per share amounts have been calculated using the average shares method.

Buffalo Mid Cap Discovery Fund
(Formerly Buffalo Discovery Fund)
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$21.46	$25.44	$30.92	$19.91	$27.10

Income from investment operations:
Net investment loss	(0.05)(1)	(0.09)(1)	(0.17)(1)	(0.14)(1)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	4.31	(2.52)	(0.94)	13.54	(3.56)

Total from investment operations	4.26	(2.61)	(1.11)	13.40	(3.60)

Less distributions:
Distributions from capital gains	—	(1.37)	(4.37)	(2.39)	(3.59)
Total distributions	—	(1.37)	(4.37)	(2.39)	(3.59)

Net asset value, end of period	$25.72	$21.46	$25.44	$30.92	$19.91

Total return	19.85%	(9.94%)	(4.46%)	67.75%	(15.55%)(2)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$197,792	$186,695	$363,369	$337,999	$205,430
Ratio of expenses to average net assets	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of net investment loss to average net assets	(0.20%)	(0.43%)	(0.55%)	(0.50%)	(0.25%)
Portfolio turnover rate**	42%	26%	41%	84%	123%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)The return listed is the non-annualized return for the Institutional Class since inception date.

Buffalo Mid Cap Growth Fund
(Formerly Buffalo Mid Cap Fund)
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$14.72	$17.72	$20.19	$13.02	$14.52

Income from investment operations:
Net investment loss	(0.06)(1)	(0.07)(1)	(0.11)(1)	(0.11)(1)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	3.44	(2.19)	(0.10)	8.61	(0.19)

Total from investment operations	3.38	(2.26)	(0.21)	8.50	(0.24)

Less distributions:
Distributions from capital gains	(0.85)	(0.74)	(2.26)	(1.33)	(1.26)

Total distributions	(0.85)	(0.74)	(2.26)	(1.33)	(1.26)

Net asset value, end of year	$17.25	$14.72	$17.72	$20.19	$13.02

Total return	23.74%	(12.58%)	(1.55%)	65.92%	(2.89%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$80,729	$73,144	$96,992	$107,061	$86,030
Ratio of expenses to average net assets	0.97%	1.03%	1.02%	1.03%	1.02%
Ratio of net investment loss to average net assets	(0.39%)	(0.48%)	(0.56%)	(0.63%)	(0.39%)
Portfolio turnover rate	17%	23%	19%	41%	52%
(1)Per share amounts have been calculated using the average shares method.

Buffalo Mid Cap Growth Fund
(Formerly Buffalo Mid Cap Fund)
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$14.82	$17.81	$20.24	$13.03	$15.63

Income from investment operations:
Net investment loss	(0.04)(1)	(0.05)(1)	(0.08)(1)	(0.09)(1)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	3.46	(2.20)	(0.09)	8.63	(1.30)

Total from investment operations	3.42	(2.25)	(0.17)	8.54	(1.34)

Less distributions:
Distributions from capital gains	(0.85)	(0.74)	(2.26)	(1.33)	(1.26)

Total distributions	(0.85)	(0.74)	(2.26)	(1.33)	(1.26)

Net asset value, end of period	$17.39	$14.82	$17.81	$20.24	$13.03

Total return	23.85%	(12.46%)	(1.34%)	66.18%	(9.72%)(2)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,334	$65,699	$82,831	$83,642	$51,324
Ratio of expenses to average net assets	0.87%	0.88%	0.87%	0.88%	0.89%
Ratio of net investment loss to average net assets	(0.29%)	(0.33%)	(0.41%)	(0.48%)	(0.38%)
Portfolio turnover rate**	17%	23%	19%	41%	52%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)The return listed is the non-annualized return for the Institutional Class since inception date.

Buffalo Small Cap Growth Fund
(Formerly Buffalo Small Cap Fund)
Investor Class

	For the Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the year.	2024	2023	2022	2021	2020

Net asset value, beginning of year	$14.18	$16.11	$22.14	$10.94	$12.89

Income from investment operations:
Net investment loss	(0.06)(1)	(0.07)(1)	(0.17)(1)	(0.15)(1)	(0.08)
Net gains (losses) on securities (both realized and unrealized)	0.61	(1.86)	(3.27)	13.23	(0.62)

Total from investment operations	0.55	(1.93)	(3.44)	13.08	(0.70)

Less distributions:
Distributions from capital gains	—	—	(2.59)	(1.88)	(1.25)

Total distributions	—	—	(2.59)	(1.88)	(1.25)

Net asset value, end of year	$14.73	$14.18	$16.11	$22.14	$10.94

Total return	3.88%	(11.98%)	(16.93%)	120.78%	(7.33%)

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$473,215	$575,979	$697,647	$801,388	$337,804
Ratio of expenses to average net assets	0.96%	0.98%	1.01%	1.01%	1.01%
Ratio of net investment loss to average net assets	(0.42%)	(0.50%)	(0.83%)	(0.81%)	(0.65%)
Portfolio turnover rate	26%	44%	59%	63%	67%
(1)Per share amounts have been calculated using the average shares method.

Buffalo Small Cap Growth Fund
(Formerly Buffalo Small Cap Fund)
Institutional Class

	For the Years Ended March 31,				For the period July 1, 2019* through March 31, 2020
Condensed data for a share of capital stock outstanding throughout the period.	2024	2023	2022	2021

Net asset value, beginning of period	$14.26	$16.19	$22.20	$10.96	$13.78

Income from investment operations:
Net investment loss	(0.04)(1)	(0.05)(1)	(0.14)(1)	(0.12)(1)(2)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	0.62	(1.88)	(3.28)	13.24	(1.51)

Total from investment operations	0.58	(1.93)	(3.42)	13.12(2)	(1.57)

Less distributions:
Distributions from capital gains	—	—	(2.59)	(1.88)	(1.25)

Total distributions	—	—	(2.59)	(1.88)	(1.25)

Net asset value, end of period	$14.84	$14.26	$16.19	$22.20	$10.96

Total return	4.07%	(11.92%)	(16.79%)	121.14%	(13.24%)(3)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$232,775	$274,065	$281,276	$328,588	$95,095
Ratio of expenses to average net assets	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of net investment loss to average net assets	(0.32%)	(0.38%)	(0.68%)	(0.67%)	(0.73%)
Portfolio turnover rate**	26%	44%	59%	63%	67%
*     Inception date
**    Not annualized for periods less than one year.
(1)Per share amounts have been calculated using the average shares method.
(2)Amount was restated to adjust for $0.01 rounding difference.
(3)The return listed is the non-annualized return for the Institutional Class since inception date.

Shareholder Information

Choosing a Share Class

The Funds offers Investor Class and Institutional Class shares in this Prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices.

Institutional Class Shares.

Institutional Class shares of each Fund are offered for sale at net asset value (“NAV”) without the imposition of a sales charge, Rule 12b-1 distribution fee or shareholder servicing fees. Institutional Class shares also pay lower annual expenses than Investor Class shares. In addition, Institutional Class shares may be regarded as “clean” shares and may be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Institutional Class shares are generally available to individuals, trusts, estates, corporations, endowments, foundations and other investors who purchase shares directly from the Funds with an initial minimum purchase of $250,000. Institutional Class shares may also be offered, with no initial or subsequent investment minimums, to:

•retirement plans such as 401(a), 401(k) or 457 plans;
•certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Funds;
•registered investment advisers investing on behalf of clients in exchange for an advisory, management or consulting fee;
•trustees of the Trust, former trustees of the Trust, employees of affiliates of the Funds and Adviser and other individuals who are affiliated with the Funds (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and
•wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

Investor Class Shares.

Investor Class shares of the Funds are offered for sale at NAV without the imposition of a sales charge or Rule 12b-1 distribution fee. The shareholder servicing fee for Investor Class shares is an annual rate of up to 0.15% of the average daily net assets of the Funds attributable to Investor Class shares.

You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

HOW SHARE PRICE IS DETERMINED

Shares of each Fund are purchased or redeemed at their NAV next calculated after your purchase order and payment or redemption order is received in “good order” by a Fund, its agents or an authorized financial intermediary. In the case of certain authorized financial intermediaries (“financial intermediaries”), such as broker-dealers, fund supermarkets, retirement plan record-keepers or other financial institutions that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV next effective after receipt by such intermediary, consistent with applicable laws and regulations. Orders placed through financial intermediaries who have not been specifically authorized to accept purchase and redemption requests on behalf of the Fund will be processed at the NAV determined after receipt of the purchase or redemption request by the Fund.

A Fund’s NAV is calculated by subtracting from the Fund’s total assets any liabilities and then dividing this amount by the total outstanding shares as of the date of the calculation. The NAV is computed once daily, after the close of the NYSE, generally at 4:00 p.m. (Eastern time), on days when the NYSE is open for trading. The Funds are closed on weekends, days when the NYSE is not open for unrestricted trading and certain national holidays as disclosed in the SAI.

Each security owned by a Fund that is listed on a securities exchange (including ADRs), except those traded on NASDAQ, is valued at the latest sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, a Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked price on such day. Debt securities with remaining maturities of 60 days or less are normally valued at the last sale price reported unless there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and asked prices. U.S. Government and Agency Securities are valued at the mean between the most recent bid and asked prices provided by a pricing service. Other debt securities are valued at the mean between the closing bid and asked prices provided by a pricing service.

When market quotations are not readily available or when they may not reflect the actual market value, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board has designated the Adviser to serve as Valuation Designee to perform fair value determinations with respect to all of the Funds’ investments, when necessary, as determined under the Adviser’s fair value pricing procedures. The Board is responsible for overseeing the activities of the Adviser as Valuation Designee but is not required to approve or ratify specific fair value determinations by the Adviser. The Adviser has designated its Valuation Committee to be responsible for fair value determinations.

The Adviser will regularly evaluate whether the fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained. These fair value procedures are used by the Adviser to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. In addition, the fair value procedures are used by the Adviser to price thinly traded securities (such as junk bonds and small- or micro-cap securities) when the Funds’ management believes that the last sale price may not accurately reflect the securities’ market values. By using fair value pricing procedures, the goal is to ensure that the Funds are accurately priced. The effects of using fair value pricing are that the value derived may only best reflect the value as determined, and the real value may vary higher or lower. To the extent that the Adviser determines the fair market value of a security, it is possible that the fair market value determined by the Adviser will not exactly match the market price of the security when the security is sold by a Fund.

Valuation of Foreign Securities Traded on Foreign Exchanges and Markets

Under normal market conditions, the International Fund determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of trading, generally 4:00 p.m., Eastern time, on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and asked price. Occasionally, events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued using the Trust’s and Adviser’s fair value procedures.

Trading in securities on foreign stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open (“NYSE business day”). Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the International Fund. As a result, the Fund could be susceptible to what is referred to as “time zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. This type of trading may dilute the value of the Fund’s shares if such discrepancies in security values actually exist.

To attempt to minimize the possibilities for time zone arbitrage, the foreign securities are valued using the Trust’s and the Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees. These procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute a NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of arbitrage market timing.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not NYSE business days, and on which the Fund’s NAV is not calculated. Therefore, the NAV of the Fund’s shares may change on days when shareholders may not be able to purchase or redeem the Fund’s shares. The calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. In these situations, the securities will be valued at fair value determined in good faith in accordance with the Adviser’s fair value procedures.

HOW TO PURCHASE SHARES

No Load Funds

There are no sales commissions or Rule 12b-1 distribution fees charged on investments in either share class of the Funds. Investor Class shares are subject to a shareholder servicing fee of up to 0.15% per year.

How to Buy Shares

To make an initial purchase, your purchase order must be received by the Funds, their agents or an authorized financial intermediary in “good order.” “Good order” means that your purchase includes: (1) a completed account application or investment stub; (2) the dollar amount of shares to be purchased; and (3) a check payable to Buffalo Funds that indicates your investment in a Fund (see Conducting Business with the Buffalo Funds chart for details on making investments in the Funds). In general, you may purchase shares of the Funds as indicated below:

•by phone, Internet, mail or wire;
•through Automatic Investments; and
•through exchanges from another Buffalo Fund.

All checks must be in U.S. dollars drawn on a domestic financial institution. Money orders, cash, third party checks, credit card checks, Treasury checks, traveler’s checks, starter checks, postdated checks or any conditional order or payment will not be accepted as payment. Your NAV per share for a purchase will be the next computed NAV after your request is received in “good order” by the Fund, its agents or an authorized financial intermediary. All requests received in “good order” by the Fund, its agents or an authorized financial intermediary before the close of trading on the NYSE (generally 4:00 p.m., Eastern time) will be executed at the NAV, computed on the same day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

The Funds do not issue share certificates and their shares are not registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

	Minimum Investment Amount
	Initial		Subsequent
	Investor Class	Institutional Class	All Classes
Regular Accounts (unless opened via an exchange)	$ 2,500	$250,000	$ 100
Exchange from another Buffalo Fund*	$ 1,000	$1,000	$ 100
Automatic Investment Plan	$ 100	$250,000	$ 100
IRA and Uniform Transfers/Gifts to Minors Accounts	$ 250	$250,000	$ 100
SEPs, Coverdell ESAs, and SAR-SEPs	$ 250	$250,000	$ 100
* in the same class of shares

The Funds reserve the right to waive the minimum initial investment amount at their discretion.

Automatic Investment Plan

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date. A fee will be charged if your bank does not honor the AIP draft for any reason.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for holders of Investor Class shares and $250,000 for holders of Institutional Class shares, for regular shareholder accounts, unless opened via an exchange. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you.

HOW TO REDEEM SHARES

You may withdraw proceeds from your account at any time by mail, by wire or by telephone. Your NAV for a redemption will be the next computed NAV after your request is received by the Fund, its agents or an authorized financial intermediary in “good order.” All requests received in “good order” by the Fund, its agents or an authorized financial intermediary before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be executed at the NAV computed on the same day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

There is no minimum limit for withdrawal via mail or wire, but the most you can redeem by telephone is $50,000, provided that you have previously registered for this service. Redemption requests by mail must be received by the Funds, their agents or an authorized financial intermediary in “good order.” For redemption requests, “good order” means that: (1) your request should be in writing, indicating the number of shares or dollar amount to be redeemed; (2) the request properly identifies your account number; (3) the request is signed by you and any other person listed as an account owner exactly as the shares are registered; and, if applicable, (4) the signature(s) on the request is guaranteed. Redemptions over $50,000 must be made in writing and be signature guaranteed. Additionally, signature guarantees are required when any of the following are true:

•you request that redemption proceeds be sent to a different payee, bank, or address than that which the Funds have on file;
•you request that redemption proceeds be sent to an address of record within 15 days of changing that address; or
•you are changing the account registration or sending proceeds to a Buffalo account with a different registration.

For further instructions about signature guarantees, see the “Signature Guarantees” section.

You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-established bank account. The Funds typically expect that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. In all cases, proceeds will be processed within seven calendar days after the Funds receive your redemption request.

The Funds typically send redemption proceeds on the next Business Day after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. Under normal market conditions, the Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the Funds. Under unusual market conditions such as times of market stress, the Funds reserve the right to use a line of credit to meet redemption requests or redeem in-kind as described under “Redemption in-Kind,” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. If shares to be redeemed represent a recent investment made by check or ACH transfer, the Funds reserve the right to not make the redemption proceeds available until they have reasonable grounds to believe that the check or ACH transfer has been collected (which may take up to 12 calendar days). This delay will not apply if you purchased your shares via wire payment.

The following services are also available to shareholders. Please call 1-800-49-BUFFALO (1-800-492-8332) for more information.

Uniform Transfers/Gifts to Minors Accounts	Roth IRA accounts
Transfer on Death (“TOD”) Accounts	Coverdell Education Savings Accounts
Accounts for corporations, partnerships and retirement plans	Simplified Employee Pensions (“SEPs”)
Traditional IRA accounts	Simple IRAs

Distributions

Distributions. Each Fund intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, a Fund generally pays no federal income tax on the investment company taxable income and net capital gain it distributes to you, provided that the Fund complies with all requirements regarding the sources of its income, diversification of its assets, and the timing and amount of its distributions. The Flexible Allocation, Growth & Income, and High Yield Funds expect to declare and distribute all of their respective investment company taxable income, which includes interest, dividends, net short-term capital gain and net gain from foreign currency transactions, if any, to their respective shareholders at least annually and as frequently as quarterly or monthly. The Blue Chip Growth, Early Stage Growth, Growth, International, Mid Cap Discovery, Mid Cap Growth and Small Cap Growth Funds expect to declare and distribute their respective investment company taxable income, if any, annually, usually in December. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be declared and paid by each of the Buffalo Funds annually, usually in December. A Fund may distribute its investment company taxable income and net capital gain more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on such Fund. Alternatively, but subject to the approval of the Board of Trustees, any or all of the Funds may distribute all of their investment company taxable income and net capital gain, if applicable, annually, semi-annually, quarterly or monthly on a date or dates approved by the Board of Trustees.

The amount of any distribution will vary, and there is no guarantee a Fund will make a distribution of either investment company taxable income or net capital gain. Distributions made by a Fund are automatically reinvested in additional shares of the Fund at net asset value unless the Fund is instructed otherwise. There are no fees or sales charges on reinvestments of distributions in additional Fund shares. If you elect to receive payments of distributions in cash, and the U.S. Postal Service is unable to deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s then-current NAV, and to reinvest all subsequent distributions. You may change your distribution option by contacting the Transfer Agent by telephone or in writing at least 5 days prior to the record date of the next distribution.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received (or were deemed to receive) in the previous calendar year. The Funds may reclassify distributions after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Distribution.” If you are a taxable investor and invest in a Fund shortly before the record date of a distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. Please consult your tax advisor before investing.

Federal Income Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or long-term capital gain tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Fund distributions may not be subject to federal income tax if you are a tax-exempt investor or are investing through a tax-deferred or tax-advantaged arrangement, such as a 401(k) plan or a traditional or Roth IRA, in which case you may be subject to federal income tax upon withdrawal of money from a tax-deferred arrangement.

For federal income tax purposes, Fund distributions of investment company taxable income are taxable to you as ordinary income unless any part of such distribution is attributable to and reported as qualified dividend income. For non-corporate shareholders, any distribution attributable to and reported as qualified dividend income will be eligible for the reduced federal income tax rates applicable to long-term capital gain, provided such shareholders meet certain holding period requirements with respect to their Fund shares. For a corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its Fund shares. For non-corporate shareholders, distributions of net capital gain are taxable as long-term capital gain no matter how long the shareholder has owned its Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

Net Investment Income Tax. In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized upon a sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this NII tax.

Sale, Exchange or Redemption of Fund Shares. If you are a taxable investor, a sale, exchange or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For federal income tax purposes, an exchange of your Fund shares for shares of a different Buffalo Fund is the same as a sale or redemption. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, exchanging or redeeming shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

Backup Withholding. By law, if you do not provide the Funds with your proper Social Security Number or other taxpayer identification number and make certain required certifications, you may be subject to backup withholding on any distributions of investment company taxable income, net capital gain, or proceeds from the sale, exchange or redemption of your shares. The Funds also must withhold if the IRS instructs them to do so. The rate of backup withholding is set under Section 3406 of the Code for U.S. residents.

International Fund. If the International Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then certain foreign taxes it pays on these investments may be passed through to you, which you may either claim as a foreign tax credit or deduction if you itemize deductions. The Fund will notify you if it is eligible to and makes such an election. Please see the SAI for more information regarding the pass-through of foreign taxes.

Cost Basis Reporting. The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, exchange or redeem those Fund shares. The Funds will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Other. Fund distributions and capital gains from the sale, exchange or redemption of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% rate on amounts that are not effectively connected with a U.S. trade or business (or lower rate pursuant to certain treaties) and U.S. estate tax. Additionally, non-U.S. investors may be subject to special U.S. tax certification requirements.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in any of the Funds.

Additional Policies About Transactions

The Funds cannot process a transaction request unless it is properly completed as described in this section. To avoid delays, please call the Funds if you have any questions about these policies. The Funds reserve the right to cancel or change these transaction policies at any time upon 30 days’ written notice to shareholders prior to any change taking effect.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s (or authorized financial intermediary’s) offices.

If you wish to purchase (or redeem) shares of a Buffalo Fund through a broker, a fee may be charged by that broker. You may also contact the Buffalo Funds directly to purchase and redeem shares of the Funds without this fee. In addition, you may be subject to other policies or restrictions of the broker, such as a higher minimum account value.

Purchases – The Funds may reject purchase orders when they are not received by the Funds, their agents or an authorized financial intermediary in “good order” or when it is in the best interest of a Fund and its shareholders to do so. Further, the Funds reserve the right to reject any purchase order for any reason or no reason at all. If your check or ACH does not clear, you will be charged a fee of $25, and you may be responsible for any additional charges incurred by the Funds. If a purchase order is rejected for any reason, the investor will be notified.

Redemptions – The Funds generally send proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in “good order” by the Fund, its agents or an authorized financial intermediary. But the Funds reserve the right, under certain circumstances, to delay the payment of redemption proceeds up to seven days (as allowed by applicable law).

The Funds cannot accept requests that contain special conditions or effective dates, and the Funds may request additional documentation to ensure that a request is genuine. Under certain circumstances, the Funds may, instead of cash, pay you proceeds in the form of liquid portfolio securities owned by the Fund. For federal income tax purposes, redemptions paid in securities are taxed in the same manner to a redeeming shareholder as redemptions paid in cash. If the Funds pay you with securities in this manner, the total value of such securities on the date of sale will be used to calculate your capital gain or loss for federal income tax purposes with respect to such redemption. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash and will bear any market risk until such securities are converted.

If you request a redemption within 12 days of a purchase, the Funds will delay sending your proceeds until unconditional payment has been collected. This may take up to 12 calendar days from the date of purchase. This delay will not apply if you purchase your shares via wire payment. For your protection, if your account address has been changed within the last 15 days, your redemption request must be in writing and signed by each account owner, with signature(s) guaranteed. The right to redeem shares may be temporarily suspended in emergency situations as permitted by federal law.

Shareholders who hold their shares in an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Generally, redemption requests failing to indicate an election not to have tax withheld will be subject to 10% withholding. Please refer to your IRA Disclosure Statement for more information.

The Funds and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Funds nor the Transfer Agent will be liable for any loss, liability, or cost that results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Telephone redemptions cannot be made for retirement plan accounts. You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of trading on the NYSE (generally 4:00 p.m., Eastern time).

Market Timing and Frequent Trading – While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds including, but not limited to, market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing or accommodate market timers, and the Funds have policies and procedures to that end.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for a Fund and its shareholders. These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio, negatively impairing a Fund’s performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Board of Trustees has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (within one business day of purchase) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you: (i) have requested a redemption of Fund shares within 90 days of an earlier purchase (or exchange) request; (ii) make investments of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase; or (iii) otherwise seem to follow a timing pattern.

The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds. For purposes of applying these procedures, the Funds may consider, among other things, an investor’s trading history in the Funds, and accounts under common ownership, influence or control. Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy. If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder’s account.

For individual accounts where transaction information can readily be accessed, the Funds, the Adviser or their agents will monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial advisers, the ability to monitor trades from the underlying shareholders may be limited. The Funds, the Adviser or their agents will seek to utilize web-based and other tools made available by such financial advisers to provide transparency to screen for excessive short-term trading. If, as a result of the monitoring, the Funds, the Adviser or their agents believe that a shareholder has engaged in excessive short-term trading, the Funds will request the financial advisers to restrict the account from further purchases or exchanges.

The Funds have also implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity. For more information on fair value pricing by the Funds, please see the section entitled “How Share Price is Determined” above.

The shares of the Funds are not subject to any contingent deferred sales charge or a redemption fee. However, the Funds, except the International Fund, hold stocks and other investments that generally are domestic, liquid securities, such that the Funds generally do not make an attractive target for predatory trading or arbitrage efforts.

Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Exemptions to the Funds’ policy defining someone as a market timer may only be granted by the Funds’ Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual. Exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more. Any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or its shareholders. Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Board of Trustees at the next quarterly Board meeting.

Payments to Financial Intermediaries – The Adviser may pay compensation, out of its own resources and without additional cost to the Funds or their shareholders, to brokers and other financial intermediaries for services provided to clients who hold Fund shares. The types of services provided by brokers and other financial intermediaries may include (without limitation) shareholder servicing support (i.e., administrative, sub-accounting and other shareholder services) and marketing support. This practice is referred to as “revenue sharing.”

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts and finder’s fees that vary depending on the Fund and the dollar amount of shares sold. Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based upon the number of underlying accounts.

Revenue sharing arrangements are not financed by the Funds, and thus do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectus. Such payments and compensation, if made, would be in addition to the shareholder servicing and other administrative fees payable out of Fund assets to firms that provide services to shareholders of the Institutional Class and Investor Class shares, as applicable.

Revenue sharing payments may provide an additional incentive for brokers and other financial intermediaries to actively promote the Funds. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund. Your financial intermediary may charge you additional fees and commissions. You should consult your dealer or financial intermediary for more details about any such payment it receives.

Closure of a Fund – The Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Signature Guarantees – Generally signature guarantees will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature from a notary public is not a signature guarantee. For your protection, the Funds require a guaranteed signature, from either a Medallion program member or a non-Medallion program member, if you request:

•that a redemption be sent to a different payee, bank or address than that which the Funds have on file;
•any redemption within 15 calendar days of a change of address;
•any redemption in excess of $50,000; or
•a change in account registration.

Please note that a signature guarantee is not required for an IRA transfer of any amount, where an executed letter of acceptance from the successor custodian is received and the proceeds are sent directly to the successor custodian.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situations. The Funds and/or Transfer Agent also reserve the right to waive any signature requirement at their discretion.

Corporations, Trusts and Other Entities – Persons who want to purchase or redeem shares of a Buffalo Fund on behalf of a corporation, in a fiduciary capacity, or in any other representative or nominee capacity must provide the Funds with appropriate documentation establishing their authority to act. The Funds cannot process requests until all required documents have been provided. Please call the Funds if there are questions about what documentation is required.

Exchanges to Another Fund – The minimum exchange amount required to establish a new Fund account is $1,000. After your accounts are established, exchanges may be made in amounts of $100 or more. You must also keep a minimum balance in the amount of $1,000 in your account, unless you wish to close that account. You must also keep a minimum balance in the account of the Fund out of which you are exchanging shares, unless you wish to close that account. The names and registrations on both accounts must be identical. An exchange of shares of one Buffalo Fund for shares of another Buffalo Fund will be treated for federal income tax purposes as a redemption followed by a purchase of the shares of the other fund, and will thus result in the same tax treatment as a redemption of Fund shares. Exchanges between Buffalo Funds are transactions subject to the Fund’s market timing policy. You should review the Prospectus for information relating to the Buffalo Fund in which you are investing. All shareholders who have selected this option on their account application are able to perform exchanges by telephone. Call the Funds (toll-free) at 1-800-49-BUFFALO (1-800-492-8332) to learn more about exchanges.

Converting Shares – Subject to meeting the minimum investment amount for Institutional Class shares, investors currently holding Investor Class shares may convert to Institutional Class. If you hold shares directly with the Funds and your account meets the eligibility requirements for conversion to the Institutional Class, call the Buffalo Funds (toll-free) at 1-800-49-BUFFALO (1-800-492-8332) for information on how to make the conversion. Shareholders holding shares through financial intermediaries (such as a broker-dealer or bank) should contact their intermediary to determine if their account can be converted to Institutional Class shares.

The conversion of shares is not expected to be a taxable event for federal income tax purposes and should not result in the recognition of a gain or loss by shareholders, although each shareholder should consult with his or her own tax professional.

Telephone/Internet Services – Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone and shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor the Transfer Agent is liable for any loss incurred due to failure to complete a telephone transaction prior to market close. If you are unable to reach the Funds by telephone, you may contact the Buffalo Funds by mail or by accessing the Funds’ web site at www.buffalofunds.com. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. If such procedures are followed, neither the Funds nor any person or entity that provides services to the Buffalo Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests. Once a telephone or internet transaction has been placed, it cannot be canceled or modified after the close of trading on the NYSE (generally 4:00 p.m. Eastern time).

Timing of Requests – Your price per share for purchases and redemptions will be the NAV next computed after your request is received in “good order” by the Funds, their agents or an authorized financial intermediary. All requests received in “good order” by the Funds, their agents or an authorized financial intermediary before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be executed at the NAV computed on the same day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Redemption in-Kind – The Funds generally pay redemption proceeds in cash. However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances (such as times of market stress), meaning that redemption proceeds may be paid in liquid securities with a market value equal to the redemption price. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash. If shares are redeemed in kind, the redeeming shareholder will incur expenses converting the securities into cash and would bear any market risk until such securities are converted into cash.

Anti-Money Laundering Policy – In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), please note that the Transfer Agent may verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the entity’s beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value. Please contact the Transfer Agent at 1-800-492-8332 if you need additional assistance when completing your application.

Householding – In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call the Transfer Agent at 1-800-49-BUFFALO (1-800-492-8332) to request individual copies of these documents. The Transfer Agent will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property – It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-49-BUFFALO (1-800-492-8332) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Additional Information – The Trust enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, principal underwriter, custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

KCM is an investment adviser registered with the Securities and Exchange Commission that serves as the investment adviser and manager of the Funds.

The Funds and the Adviser are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products, we collect non‑public personally identifiable information (“Personal Information”) about you. Some of this is information you provide, and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select. The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

• Name	• E-mail address
• Address	• Product-Related Personal Information
• Birthdate	• Product Activity History (things you have done with your
• Phone number	mutual funds such as deposits, transfers, redemptions, etc.)
• Social Security Number

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisers, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

Conducting Business with the Buffalo Funds

BY PHONE OR INTERNET	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT	HOW TO SELL SHARES	HOW TO EXCHANGE OR CONVERT SHARES
1-800-49-BUFFALO
(1-800-492-8332)

www.buffalofunds.com

You must accept telephone and internet transactions on your account application or on the appropriate form. If you call, the Funds’ representative may request personal identification and tape-record the call.	If you already have a Buffalo Fund account, you may open an account in another Buffalo Fund via exchange ($1,000 minimum). The names and registrations on the accounts must be identical.	You may make additional investments ($100 minimum) by telephone/on-line. After the Funds receive and accept your request, and your account has been open for at least 7 business days, the Funds will deduct from your checking or savings account the cost of the shares.

Availability of this service is subject to approval by the Funds and the participating banks.	You may withdraw any amount up to $50,000 by telephone/on-line, provided that you have registered for this service previously. The Funds will send money only to the address of record, via ACH or by wire to the bank of record.	You may exchange existing shares ($1,000 minimum exchange for new accounts) for shares in another Buffalo Fund. Shares must be exchanged into an identically-registered account(s).

You may convert Investor Class shares of a Buffalo Fund to Institutional Class shares of the same Fund, subject to eligibility requirements for Institutional Class shares.

BY MAIL
All Purchases and Redemptions:

Regular Mail
Buffalo Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Registered/Overnight Mail:
Buffalo Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
Complete and sign the application that accompanies this Prospectus. Your initial investment must meet the account minimum requirement. Make your check payable to Buffalo Funds and be sure to indicate the name of the Fund in which you are investing.
Make your check ($100 minimum) payable to Buffalo Funds and mail it to the Funds. Always identify your account number or include the detachable investment stub (from your confirmation statement).	In a letter, include the genuine signature of each registered owner (exactly as registered), and guaranteed (see Signature Guarantees), if required, the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. The Funds will send money to the payee and address specified by you, via ACH or by wire.	For exchanges: In a letter, include the genuine signature of each registered owner (exactly as registered), the account number, the number of shares, the share class or dollar amount to be exchanged ($100 minimum into an existing account) and the name of the Buffalo Fund into which the money is being transferred.

For conversions: In a letter, include the genuine signature of each registered owner (exactly as registered), account number, the number of Investor Class shares or dollar amount to be converted to Institutional Class shares (subject to the eligibility requirements for Institutional Class shares) and the name of the Buffalo Fund into which money is being transferred.

BY WIRE
U.S. Bank National Association
777 E. Wisconsin Ave.
Milwaukee, WI 53202
   ABA#075000022

Credit: U.S. Bancorp Fund Services, LLC
   A/C#112-952-137
Further Credit: (Name of specific Buffalo Fund)
(Shareholder name and account number)	First, contact the Funds by phone to make arrangements with a telephone representative to send in your completed application via facsimile. A completed application is required in advance of a wire. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent. You may then contact your bank to wire funds according to the instructions you are given. Your initial purchase will be placed as of the date the funds are received provided the funds are received before the close of the market. If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.	Wire share purchases ($100 minimum) should include the names of each account owner, your account number and the name of the Fund. In order to obtain wiring instructions, and to ensure proper credit, please notify the Funds prior to sending a wire purchase order.
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is charged. If your written request is received before 4:00 P.M. (Eastern Time), the Funds will normally wire the money on the following business day. If the Funds receive your written request after 4:00 P.M. (Eastern Time), the Funds will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.

Not applicable.

THROUGH AUTOMATIC TRANSACTION PLANS
You must authorize each type of automatic transaction on your account application or complete an authorization form, which you can obtain from the Funds by request. All registered owners must sign.	Not applicable.
Automatic Investment:

You may authorize automatic monthly or quarterly investments in a constant dollar amount ($100 minimum) from your checking or savings account. The Funds will draft your checking or savings account on the same day each month or quarter in the amount you authorize via ACH. In order to participate in the Automatic Investment Plan, your bank must be a member of the ACH system.

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. The Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. You may cancel or change your plan at least five days prior to the next scheduled withdrawal or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

Systematic Exchanges:

You may authorize systematic exchanges from your account ($100 minimum to an existing Buffalo Account and $1,000 to a new Buffalo account) to another Buffalo Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Additional Information

The SAI contains additional information about the Funds and is incorporated by reference into this Prospectus. The Funds’ annual and semi-annual reports to shareholders and Form N-CSR contain additional information about each of the Buffalo Fund’s investments and are incorporated herein by reference. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You may request a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You may also call the toll-free number given below to request other information about the Funds and to make shareholder inquiries. The SAI and shareholder reports are also available free of charge online at the Funds’ website listed below.

Reports and other information about the Funds are also available free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or for a duplicating fee, by sending an e-mail request to publicinfo@sec.gov.

1-800-49-BUFFALO (1-800-492-8332) Buffalo Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 www.buffalofunds.com Investment Company Act file number: 811-10303

BUFFALO FUNDS

BUFFALO BLUE CHIP GROWTH FUND Investor Class: (BUFEX) Institutional Class: (BUIEX)	BUFFALO HIGH YIELD FUND Investor Class: (BUFHX) Institutional Class: (BUIHX)
BUFFALO EARLY STAGE GROWTH FUND Investor Class: (BUFOX) Institutional Class: (BUIOX)	BUFFALO INTERNATIONAL FUND Investor Class: (BUFIX) Institutional Class: (BUIIX)
BUFFALO FLEXIBLE ALLOCATION FUND Investor Class: (BUFBX) Institutional Class: (BUIBX)	BUFFALO MID CAP DISCOVERY FUND Investor Class: (BUFTX) Institutional Class: (BUITX)
BUFFALO GROWTH FUND Investor Class: (BUFGX) Institutional Class: (BIIGX)	BUFFALO MID CAP GROWTH FUND Investor Class: (BUFMX) Institutional Class: (BUIMX)
BUFFALO GROWTH & INCOME FUND Investor Class: (BUFDX) Institutional Class: (BUIDX)	BUFFALO SMALL CAP GROWTH FUND Investor Class: (BUFSX) Institutional Class: (BUISX)

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2024

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Buffalo Funds’ current Prospectus dated July 29, 2024, as supplemented. Certain information from the Buffalo Funds’ Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information. To obtain the Prospectus or the most recent annual or semi-annual report to shareholders, free of charge, please call the Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332).

TABLE OF CONTENTS

INTRODUCTION

This Statement of Additional Information (“SAI”) provides additional information concerning the organization, operation and management of the Buffalo Blue Chip Growth Fund (the “Blue Chip Growth Fund”), Buffalo Early Stage Growth Fund (the “Early Stage Growth Fund”), Buffalo Flexible Allocation Fund (the “Flexible Allocation Fund”), Buffalo Growth Fund (the “Growth Fund”), Buffalo Growth & Income Fund (the “Growth & Income Fund”), Buffalo High Yield Fund (the “High Yield Fund”), Buffalo International Fund (the “International Fund”), Buffalo Mid Cap Discovery Fund (the “Mid Cap Discovery Fund”), Buffalo Mid Cap Growth Fund (the “Mid Cap Growth Fund”), and Buffalo Small Cap Growth Fund (the “Small Cap Growth Fund”), (each a “Fund,” and collectively, the “Buffalo Funds” or the “Funds”), each a series of Buffalo Funds, a Delaware statutory trust (the “Trust”).

Prior to October 16, 2020, the Early Stage Growth Fund’s name was “Buffalo Emerging Opportunities Fund.” Prior to July 29, 2024, the Blue Chip Growth Fund’s name was “Buffalo Large Cap Fund,” the Flexible Allocation Fund’s name was “Buffalo Flexible Income Fund,” the Growth & Income Fund’s name was “Buffalo Dividend Focus Fund,” the Mid Cap Discovery Fund’s name was “Buffalo Discovery Fund,” the Mid Cap Growth Fund’s name was “Buffalo Mid Cap Fund,” and the Small Cap Growth Fund’s name was “Buffalo Small Cap Fund.”

The Trust is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Diversified Funds

Each of the Early Stage Growth Fund, Flexible Allocation Fund, Growth & Income Fund, High Yield Fund, International Fund, Mid Cap Discovery Fund, Mid Cap Growth Fund and Small Cap Growth Fund is classified as “diversified” under the 1940 Act. Under Section 5(b)(1) of the 1940 Act, “diversified” means that at least 75% of the value of a fund’s total assets must be comprised of: (i) cash and cash items; (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (iii) securities of other investment companies; or (iv) other securities; provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer, and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of the fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations. A fund may not change its classification from “diversified” to “non-diversified” without shareholder approval.

Non-Diversified Funds

Each of the Blue Chip Growth Fund and Growth Fund is classified as “non-diversified” under the 1940 Act. Under Section 5(b)(2) of the 1940 Act, a non-diversified fund is any fund that does not meet the requirements of a diversified fund. Further, the 1940 Act permits a non-diversified fund to operate as a diversified fund (for periods less than three consecutive years), but a diversified fund cannot operate as non-diversified unless first approved by the fund’s shareholders. Under applicable regulations and SEC guidance, if a non-diversified fund operates for more than three consecutive years as diversified, it is considered diversified for 1940 Act diversification purposes. If such fund wanted to change its classification back to non-diversified, the change would need to be presented to the fund’s board and then shareholders for approval.
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Qualification as Regulated Investment Companies

The Funds have elected, and intend to qualify, to be treated as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As RICs, the Funds are generally not subject to federal income taxes on amounts distributed to shareholders provided that the Funds comply with all applicable Code requirements regarding the sources of their income, the timing, amount, and character of their distributions, and the diversification of their assets. To so qualify, among other requirements, the Funds will limit their investments so that, at the close of each quarter of each Fund’s taxable year: (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar, or related trades or businesses, or of certain qualified publicly traded partnerships.

Investment Adviser

Kornitzer Capital Management, Inc. (“KCM” or the “Adviser”) serves as each Fund’s manager and investment adviser. KCM oversees the investment program and management of each Fund’s investments and makes the Funds’ day-to-day investment decisions.

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware statutory trust on February 14, 2001. Each Fund is one series, or mutual fund, formed by the Trust.

With respect to the Funds, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Trust, on behalf of the Funds, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of the Funds’ share classes. The Funds offer two classes of shares: Investor Class and Institutional Class.

An unlimited number of shares of beneficial interest in the Trust were authorized for each series of the Trust. All shares of each of the Funds have the same rights and privileges as other shares of the same Fund. Each full and fractional share issued and outstanding has: (1) equal voting rights with respect to matters that affect that Fund; and (2) equal dividend, distribution and redemption rights to the assets of that Fund. Shares, when issued, are fully paid and non‑assessable. The Trust’s Board of Trustees (the “Board of Trustees”) may create other series of the Trust and divide any series into separate classes. Shareholders do not have pre-emptive or conversion rights. The Funds will not hold regular annual shareholder or other shareholder meetings except as required by the 1940 Act and other applicable laws, or as determined by the Board of Trustees.

Non-cumulative voting. Shares of the Buffalo Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Buffalo Funds voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

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Shareholder meetings. The Funds will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Funds have undertaken that the Board of Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of a Fund for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

INFORMATION ABOUT THE BUFFALO FUNDS’ INVESTMENTS

The objectives, strategies and policies discussed in this SAI and in the Funds’ Prospectus generally apply when a Fund makes an investment. If a percentage or other restriction is met at the time of initial investment, except with respect to borrowings and holdings in illiquid securities, a Fund is usually not required to sell a security or other investment because circumstances change and the security or other investment no longer meets one or more of a Fund’s restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, the Fund will, within three days thereafter, excluding Sundays and holidays, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300%. Likewise, in the event that a Fund’s holdings in illiquid securities exceed its limitations due to market factors, the Fund will make such adjustments necessary to reduce its holdings in such securities to comply with its limitations.

Investment Objectives

Blue Chip Growth Fund, Early Stage Growth Fund, Growth Fund, International Fund, Mid Cap Discovery Fund, Mid Cap Growth Fund, and Small Cap Growth Fund - the investment objective of each Fund is long-term growth of capital.

Flexible Allocation Fund - the investment objective of the Flexible Allocation Fund is the generation of high current income and, as a secondary objective, long-term growth of capital.

Growth & Income Fund and High Yield Fund - the investment objective of each Fund is current income, with long-term growth of capital as a secondary objective.

Changes to investment objectives, strategies or policies. Unless otherwise stated, a Fund’s investment objectives, strategies or policies may be changed only by the Board of Trustees, without shareholder approval. However, a Fund will not change its investment objective without providing 60 days’ advance written notice of the change to shareholders. The Blue Chip Growth, Early Stage Growth, Growth, Growth & Income, High Yield, Mid Cap Discovery, Mid Cap Growth and Small Cap Growth Funds will not change their investment policies of investing at least 80% of the Fund’s net assets in investments suggested by such Fund’s name without first providing shareholders with at least 60 days’ prior written notice.

NON-PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Cash Management. Each of the Buffalo Funds may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include money market securities, money market mutual funds, commercial paper, bank certificates of deposit and repurchase agreements that are collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Adviser looks for suitable
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investment opportunities. There may also be times when a Fund attempts to respond to market, economic or political conditions by investing up to 100% of its assets in these types of investments. During such times, the Fund taking the defensive position may not be able to pursue its primary investment objective and, instead, may focus on preserving its assets.

In pursuing cash management strategies, the Buffalo Funds apply the following criteria to their investments:

(1)    certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;
(2)commercial paper will be limited to companies rated P-1 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or A-1 or higher by S&P Global Ratings (“S&P”), or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;
(3)the Funds will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody’s or AA or higher by S&P;
(4)the Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and
(5)the Funds will invest in U.S. Government obligations, which include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.

Repurchase Agreements. Each of the Buffalo Funds may invest in repurchase agreements in accordance with regulatory requirements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund’s cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund’s period of ownership. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during such period. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller, secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The counter-party (usually a bank or broker-dealer) must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price. Investments in repurchase agreements that do not mature in seven days may be considered illiquid securities.

The Funds will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion, which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by the Board of Trustees. The term to maturity of a repurchase agreement normally will be no longer than a few days.
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The use of repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Adviser acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

Illiquid Securities. The Funds may invest in illiquid securities, but these investments will not exceed more than 15% of a Fund’s net assets. The Funds consider a security to be illiquid if the Funds reasonably expect that a security cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the security. In the event that a Fund’s holdings in illiquid securities exceed 15% of its net assets due to market factors, the Fund will make such adjustments necessary to reduce its holdings in illiquid securities to comply with the 15% limitation. Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility, which may result in a loss to the Fund.

Restricted Securities. The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). These securities are sometimes referred to as private placements. The Funds may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(a)(2) of the 1933 Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper pursuant to the Funds’ liquidity risk management program.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Derivatives. The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. New laws and regulations may negatively impact the Funds by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives, or otherwise adversely affecting the value or performance of derivatives the Funds trade. Each Fund, to the extent it invests in derivatives, qualifies as a limited derivatives user as defined by Rule 18f-4 under the 1940 Act as of the date of this SAI. Rule 18f-4 requires the Fund to comply with a 10% notional exposure-based limit on derivatives transactions and to adopt written policies and procedures reasonably designed to manage the Fund’s derivatives risks. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Covered Call Options. As a non-principal investment strategy, each of the Buffalo Funds are authorized to write, which means sell, covered call options on the securities in which a Fund invests and to enter into closing purchase transactions with respect to the options. A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities. A closing purchase transaction
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cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that the Fund has written.

A Fund’s derivatives exposure including the selling of covered call options may not exceed 10% of net assets. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Upon the termination of a Fund’s obligation under a covered call option, other than through exercise of the option, the Fund will realize a short-term capital gain or loss. If the purchaser of a covered call option written by the Fund exercises such option and the Fund realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held by the Fund. Writing of covered call options may be subject to the straddle rules of the Code, which could result in a deferral of some losses for federal income tax purposes.

Temporary Defensive Position. The Funds generally hold some cash, short-term debt obligations, government securities, money market instruments or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic or political conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective, and, instead, will focus on preserving its assets. Also, a temporary defensive strategy still has the potential to lose money.

Commercial Paper. Commercial paper is an unsecured, short-term loan of a corporation, typically for financing accounts receivable and inventory. Investments in commercial paper are limited to obligations rated Prime-1 by Moody’s or A-1 by S&P or, if not rated by Moody’s or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P.

Other Investment Companies. Each Fund may invest a portion of its assets in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange-Traded Funds (“ETFs”). A Fund’s investments in money market mutual funds may be a part of its cash management strategy and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

With certain exceptions or exemptions, Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (including ETFs), registered investment companies (like the Funds) may be permitted to invest in investment companies beyond the limitations of Section 12(d)(1) pursuant to the “fund of funds” rules promulgated thereunder, including Rule 12d1-4. Rule 12d1-4 under the 1940 Act allows a Fund to invest in other registered funds, including ETFs, in excess of the limits set forth in Section 12(d)(1), if the Fund satisfies certain conditions specified in the Rule. Among other conditions, a Fund and its advisory group may not control (individually or in the aggregate) an acquired fund (namely, hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

In addition to the advisory and operational fees a Fund bears directly in connection with its own
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operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. Additionally, if a Fund has an investment policy of investing at least 80% of its assets in a particular type of security, such Fund will not include its investments in other investment companies for the purpose of such policy.

A Fund’s investment in other investment companies may consist of shares of ETFs. ETFs are securities whose value tracks a well-known securities index or basket of securities. A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

U.S. Government Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation.

U.S. Treasury Securities Risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Although U.S. Treasury securities carry relatively little risk with respect to the payment of interest and principal if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and/or credit ratings, and are affected by domestic and global economic conditions.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Board of Trustees has adopted the following investment restrictions as fundamental policies for each of the respective Buffalo Funds as stated below. These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the applicable Fund, which means, under the 1940 Act, the vote of: (1) more than 50% of the outstanding voting securities of a Fund; or (2) 67% or more of the voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting, whichever is less. Many of these investment restrictions recite the current legal or regulatory requirements. When the legal or regulatory requirements change, a Fund’s applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval, so long as any such modification is consistent with a Fund’s investment objective, strategies and policies.

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Each Fund will not:

(1)(for all Funds except the Blue Chip Growth and Growth Funds) as to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies);
(2)engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments), provided that this restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or investment in securities that are secured by real estate or interests therein;
(3)underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);
(4)make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of the Fund’s total assets would be lent to other parties, except that a Fund may: (a) purchase or hold debt securities or instruments; (b) enter into repurchase agreements; and (c) lend its securities, all as permitted under its investment strategies and policies as set forth in a Fund’s registration statement(a),(b),(c),(d);
(5)borrow money or issue senior securities except as the 1940 Act, any rule thereunder, any SEC staff interpretation thereof or SEC exemptive order, may permit, provided that, a Fund may borrow from a bank in amounts not exceeding one-third of its total assets (including the amount borrowed) and up to 5% of its total assets for temporary purposes;
(6)make investments that result in the concentration (as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof)(e) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies); or
(7)purchase or sell physical commodities or commodities contracts (unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Fund from engaging in transactions in securities secured by physical commodities), except that a Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) currencies; and (c) commodities contracts relating to financial instruments, such as financial futures and options thereon, futures contracts, options, forward contracts, swaps, floors, caps, collars and other financial instruments.

(a)The 33 1/3% limit refers to the restrictions on borrowing and issuing senior securities under the 1940 Act. Although the Fund is permitted to make loans, loans are also subject to the limit of 33 1/3% of the Fund’s total assets.
(b)Pledging of Assets: A pledged asset is an asset that is transferred to a lender for the purpose of securing debt. The lender of the debt maintains possession of the pledged asset, but does not have ownership unless default occurs. Under the regulatory restrictions of the 1940 Act, a Fund may pledge assets only if it conforms with requirements that no more than 33 1/3% of the Fund’s net assets are encumbered, either through a pledge of assets as collateral or other forms of encumbrance. In addition, the 1940 Act imposes other restrictions regarding, among other things, the manner in which assets may be pledged. The Buffalo Funds currently do not engage in the pledging of assets.
(c)Securities Lending: The 1940 Act generally permits a Fund to lend portfolio securities, provided that the Fund has adopted a fundamental investment policy permitting the making of loans to other persons. The Buffalo Funds each have a Fundamental Investment Restriction which permits lending pursuant to the regulatory requirements. In addition, the SEC staff has developed guidelines regulating the securities lending activities of funds, which guidelines are set out primarily in a series of SEC staff no-action letters. The guidelines developed by the SEC staff
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relating to securities lending activities are summarized below:
•Collateral. With respect to each loan, the Fund must receive eligible collateral equal to at least 100% of the market value of the securities loaned. Collateral must be marked daily to account for any increases in the market value of the securities loaned and/or decreases in the market value of the collateral.
•Termination. The Fund must have the right to terminate the loan at any time and recall the securities within the normal and customary settlement time for the loaned securities.
•Returns. The Fund must receive a reasonable return on the loan.
•Fees. With the approval of the Board of Trustees, a Fund may pay reasonable fees to entities engaged in securities lending activities on behalf of the Fund.
•Voting Rights. A Fund must be able to exercise voting rights with respect to material matters for issuers of securities loaned.
•Loan Limit. A Fund may not loan securities with a value in excess of one-third of its total asset value.
(d)Repurchase Agreements: Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller, secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored and adjusted, as necessary, on an on-going basis to ensure that the collateral is at least equal to 100% of the repurchase price. All of the Buffalo Funds are authorized to use repurchase agreements as a non-principal investment strategy, and subject to market conditions, currently intend to invest no more than 10% of net assets in repurchase agreements.
(e)SEC position on Industry Concentration: The 1940 Act requires a Fund to disclose a policy or intention to concentrate in any industry or group of industries. The SEC Staff has taken the position that an investment of 25% or more of a Fund’s total assets in a particular industry is considered “concentration” in that industry. (See, e.g., Guide 19 of Form N-1A.) The Staff position also applies to the holding of debt securities. For purposes of this Fundamental Investment Restriction, the limitation on concentrating in “any one industry” also applies to any “group of industries”. Each Fund may be concentrated in a sector but will not be concentrated in any industry or group of industries.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the objectives, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Board of Trustees has adopted the following investment restrictions as non-fundamental policies for the respective Buffalo Funds. The Board of Trustees may change these non-fundamental investment restrictions without shareholder approval.

(1)Each Fund is permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof or without regard to such percentage limits in connection with a corporate event (meaning a merger, reorganization, consolidation or similar transaction). Current regulatory limits, with certain exceptions regarding a Fund’s investment in money market funds, allow a Fund to invest, outside of a corporate event, up to 5% of its total assets in the securities of any one investment company, without owning more than 3% of any investment company or having more than 10% of its total assets in the securities of other investment companies. The Funds currently operate in accordance with the limit exemption provided by Section 12(d)(1)(F) of the 1940 Act. The Funds also may not operate as a fund of funds that invests primarily in the shares of other investment companies, as permitted by Section 12(d)(1)(G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds.

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(2)Each Fund will not invest more than 15% of its net assets in illiquid securities. The Funds consider a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.

(3)Each Fund will not invest in any issuer for purposes of exercising control of management.

(4)Each Fund will not purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

(5)The Blue Chip Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “blue chip growth companies” (as defined in the Fund’s Prospectus).

(6)The Early Stage Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “early stage growth companies” (as defined in the Fund’s Prospectus).

(7)The Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “growth companies” (as defined in the Fund’s Prospectus).

(8)The Growth & Income Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a mix of growth equity securities and income producing securities, with no minimum or maximum investment requirements specified for either category (and as further defined in the Fund’s Prospectus).

(9)The High Yield Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.”

(10)The Mid Cap Discovery Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “mid-cap discovery companies” (as defined in the Fund’s Prospectus).

(11)The Mid Cap Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “mid-cap growth companies” (as defined in the Fund’s Prospectus).

(12)The Small Cap Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, consisting of common stocks, preferred stocks, convertible securities, warrants, and rights of “small-cap growth companies” (as defined in the Fund’s Prospectus).

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PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2024 and 2023 were as follows:

	Portfolio Turnover
Name of Fund	2024	2023
Blue Chip Growth Fund	36%	46%
Early Stage Growth Fund	20%	10%
Flexible Allocation Fund	1%	1%
Growth Fund	9%	11%
Growth & Income Fund	4%	2%
High Yield Fund	26%	30%
International Fund	1%	8%
Mid Cap Discovery Fund	42%	26%
Mid Cap Growth Fund	17%	23%
Small Cap Growth Fund	26%	44%

FUND SECURITIES TRANSACTIONS

The Funds’ Adviser makes the decisions about buying and selling securities for the Buffalo Funds. It selects brokers and dealers to execute securities transactions, allocate portfolio brokerage and principal business and negotiate commissions and prices for securities. In instances where securities are purchased on a commission basis, the Funds’ Adviser seeks best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade.

The aggregate commissions on portfolio transactions paid by the Funds during the last three fiscal years were as follows:

	Fiscal Year Ended March 31,
Name of Fund	2024	2023	2022
Blue Chip Growth Fund	$26,187	$25,254	$48,025
Early Stage Growth Fund	$75,971	$83,165(1)	$209,993
Flexible Allocation Fund	$58,776	$55,213	$42,592
Growth Fund	$17,427	$40,639	$36,529
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	Fiscal Year Ended March 31,
Name of Fund	2024	2023	2022
Growth & Income Fund	$14,268	$18,330	$10,059
High Yield Fund	$1,456	$5,262	$3,090
International Fund	$423,088(2)	$136,815	$189,328
Mid Cap Discovery Fund	$490,675(3)	$600,091	$947,554
Mid Cap Growth Fund	$29,125	$66,140	$54,795
Small Cap Growth Fund	$752,974(4)	$1,115,708(1)	$1,516,284
(1)The decrease in the Early Stage Growth and Small Cap Growth Funds’ brokerage commissions from 2022 to 2023 is attributable to a decrease in portfolio turnover.
(2)The increase in the International Fund’s brokerage commissions from 2023 to 2024 is attributable to an increase in portfolio transactions due to cash flow activity.
(3)The decrease in the Mid Cap Discovery Fund’s brokerage commission from 2023 to 2024 is attributable to a decrease in portfolio transactions due to cash flow activity.
(4)The decrease in the Small Cap Growth Fund’s brokerage commissions from 2023 to 2024 is attributable to a decrease in portfolio turnover.

The level of brokerage commissions generated by a Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, the Adviser’s interpretation of the market or economic environment, etc.

The Adviser believes it is in the Funds’ best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research services provided to the respective Fund. The Adviser, on behalf of the Funds, may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the NYSE or through other major securities exchanges. When buying securities in the over-the-counter market, the Adviser will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Adviser will not normally pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who did not provide such benefits or services. However, the Adviser reserves the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, when it appears that this would be in the best interests of the shareholders. The nature of research services the Funds may receive includes (1) advice furnished, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities and/or (2) analyses and reports furnished concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund’s portfolio securities. Allocation is reviewed regularly by both the Board of Trustees and the Adviser.

Although the Funds may place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds’ shares for their clients, the Funds do not consider the sale of Fund shares as a factor when selecting broker-dealers to effect portfolio transactions.

In determining the reasonableness of compensation paid to broker-dealers for executing transactions, the
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Adviser maintains policies and procedures for review of order execution on a systematic basis to assure correct placement of the order, the best price and qualitative execution, and other factors to protect shareholder interests. The Adviser systematically reviews orders and compares the actual execution to various measures to test that the Adviser has received the best qualitative execution at the fairest value.

Research services furnished by broker-dealers may be useful to the Adviser in serving other clients, as well as the respective Buffalo Funds. Likewise, the Funds may benefit from research services obtained by the Adviser from the placement of their other clients’ portfolio brokerage.

When the Adviser, in its fiduciary capacity, believes it to be in the best interest of a Fund’s shareholders, a Fund may join with the Adviser’s other clients in acquiring or disposing of a security. Securities acquired or proceeds obtained will be equitably distributed among the Fund and the Adviser’s other clients participating in such a transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Funds are required to identify any securities of their “regular brokers or dealers” that a Fund has acquired during its most recent fiscal year. During the fiscal year ended March 31, 2024, the Funds did not acquire any such securities.

The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. The following table below indicates the total amount of brokerage commissions paid by each Fund for transactions directed to a broker because of research services provided during the fiscal year ended March 31, 2024.

	Fiscal Year Ended March 31, 2024
Fund Name	Commissions	Transactions
Blue Chip Growth Fund	$26,187	$75,126,710
Early Stage Growth Fund	75,971	40,231,516
Flexible Allocation Fund	58,776	55,616,737
Growth Fund	17,427	43,027,981
Growth & Income Fund	14,268	11,167,402
High Yield Fund	1,456	896,332
International Fund	423,088	348,895,470
Mid Cap Discovery Fund	490,675	879,608,265
Mid Cap Growth Fund	29,125	61,187,157
Small Cap Growth Fund	752,974	490,908,232

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES

The Adviser may pay compensation, out of its own resources and without additional cost to the Funds or their shareholders, to brokers and other financial intermediaries for services provided to clients who hold Fund shares. The types of services provided by brokers and other financial intermediaries may include (without limitation) shareholder servicing support (i.e., administrative, sub-accounting and other shareholder services) and marketing support. This practice is referred to as “revenue sharing.”

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These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts and finder’s fees that vary depending on the Fund and the dollar amount of shares sold. Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based upon the number of underlying accounts.

Revenue sharing arrangements are not financed by the Funds, and thus do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectus. Such payments and compensation, if made, would be in addition to the shareholder servicing and other administrative fees payable out of Fund assets to firms that provide services to shareholders of the Institutional Class and Investor Class shares, as applicable.

Revenue sharing payments may provide an additional incentive for brokers and other financial intermediaries to actively promote the Funds. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund. Your financial intermediary may charge you additional fees and commissions. You should consult your dealer or financial intermediary for more details about any such payment it receives.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of the Investor Class shares of the Funds, which authorizes the Funds to pay Investor Class shareholder support services from a Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.15% of a Fund’s average daily net assets attributable to Investor Class shares. The Funds are responsible for paying a portion of shareholder servicing fees to each of the shareholder servicing agents who have written shareholder servicing agreements with the Funds, perform shareholder servicing functions and maintain shareholder accounts on behalf of Investor Class shareholders.

The table below shows the amount of shareholder servicing fees paid during the past three fiscal years.

	Fiscal Year Ended March 31,
Name of Fund	2024	2023	2022
Blue Chip Growth Fund	$28,529	$41,846	$60,436
Early Stage Growth Fund	$46,365	$82,008	$127,519
Flexible Allocation Fund	$430,561	$467,745	$433,814
Growth Fund	$78,798	$117,668	$173,289
Growth & Income Fund	$57,253	$43,164	$46,320
High Yield Fund	$112,100	$75,056	$81,890
International Fund	$455,221	$337,130	$429,851
Mid Cap Discovery Fund	$942,322	$1,222,555	$2,022,322
Mid Cap Growth Fund	$74,714	$113,726	$160,971
Small Cap Growth Fund	$501,365	$709,582	$1,257,921

PURCHASING AND SELLING SHARES

PURCHASES

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible
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for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Funds cannot process transaction requests that are not completed properly. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Fund without these fees. Each order accepted will be fully invested in whole and fractional shares of the Funds, unless the purchase of a certain number of whole shares is specified, at the net asset value (“NAV”) per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in the account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information. Annual statements are available from the Funds’ “Transfer Agent” at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book-entry form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds will not issue share certificates.

The Fund Complex reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Funds and their shareholders. Further, the Funds reserve the right to reject any purchase order for any reason or no reason at all.

The Fund Complex reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Funds against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund Complex reserves the right to redeem shares owned/held by any purchaser whose order is canceled. A $25 return item charge, which will be paid from the redemption of additional shares, will also be incurred by the purchaser. The purchaser may also be prohibited from, or restricted in, placing further orders. If an order is cancelled or rejected for any reason, the investor will be notified within one to two business days.

SALES (REDEMPTIONS)

The Funds will not be responsible for the consequences of delays that are out of its immediate control, including delays in the banking or Federal Reserve wire systems. The Funds cannot process transaction requests that are not completed properly.

The Funds may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of a Fund’s securities is not reasonably practical, or (b) it is not reasonably practical for a Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to “time the market” (see “Market Timers” below”) by purchasing and redeeming shares of a Fund on a regular basis; or (4) for such other periods as the SEC may by order
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permit for the protection of a Fund’s shareholders.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in-kind. If shares are redeemed in kind, the redeeming shareholder will incur expenses subsequently converting the securities into cash and would bear any market risk until such securities are converted into cash. For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash.

MARKET TIMERS

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.

The Funds do not allow market timers. A Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer. You will be considered a market timer if you: (i) have requested a redemption or exchange of Fund shares within 90 days of an earlier purchase or exchange request; (ii) make investments of large amounts followed by a redemption or exchange request shortly after the purchase; or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

ANTI-MONEY LAUNDERING PROGRAM

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Funds’ Customer Identification Program, the Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified.

NET ASSET VALUE

The NAV and offering price of shares of the Funds will be determined once daily as of the close of public trading on the NYSE (generally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect a Fund’s NAV, days during which a Fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading. The Funds do not compute their NAV on days when the NYSE is closed or on the following customary holidays:
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New Year’s Day        January 1
Martin Luther King Jr. Day         Third Monday in January
Presidents’ Day        Third Monday in February
Good Friday        Friday before Easter
Memorial Day        Last Monday in May
Juneteenth National Independence Day        June 19
Independence Day        July 4
Labor Day         First Monday in September
Thanksgiving Day            Fourth Thursday in November
Christmas Day            December 25

In valuing the Funds’ assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange (including ADRs) are valued at the last sale price on the business day as of which such value is being determined. Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the closing bid and asked price will be used.

If market quotations are not readily available or when they may not reflect the actual market value, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. Debt securities with remaining maturities of 60 days or less are valued at the last sale price reported. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and asked prices. U.S. Government and Agency Securities are valued at the mean between the most recent bid and asked prices provided by a pricing service. Other debt securities are valued at the mean between the closing bid and the asked prices provided by a pricing service. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date. All other assets of the Funds are valued in such manner as the Board of Trustees, in good faith, deems appropriate to reflect their fair value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations.

Redeemable securities issued by open-end investment companies and held by a Fund are valued on any given business day using the respective NAVs of such companies for purchase and/or redemption orders placed on that day.

The Funds have adopted fair valuation procedures for use in appropriate circumstances. As part of these procedures, the Board of Trustees has designated the Adviser to serve as Valuation Designee to perform fair value determinations with respect to all of the Funds’ investments, when necessary. If no price, or in KCM’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security shall be fair valued. In using fair value pricing, a Fund
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attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at the close of public trading on the NYSE (generally 4:00 p.m. Eastern time). Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale.

VALUATION OF FOREIGN SECURITIES

Under normal market conditions, the International Fund determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of public trading on the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the mean between the most recent quoted bid and ask price. Occasionally, events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using the Trust’s and the Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees.

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Funds. As a result, the Funds may be susceptible to what is referred to as “time zone arbitrage.” Certain investors in a Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. This type of trading may dilute the value of a Fund’s shares if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established by the Trust and Adviser and subject to the oversight by the Board of Trustees, the Funds’ portfolio managers monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of depositary receipts, futures contracts and ETFs).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using the Trust’s and Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees. In certain circumstances, these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund’s NAV is not calculated. Thus, the calculation of a Fund’s NAV does not take place contemporaneously with the
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determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Trust’s and Adviser’s fair value procedures subject to oversight by the Board of Trustees.

CALCULATION OF NAV

The NAV per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	NAV per share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of March 31, 2024 is as follows:

Blue Chip Growth Fund

$34,719,935	=	$48.83
711,057

Early Stage Growth Fund

$43,681,201	=	$16.16
2,703,156

Flexible Allocation Fund

$299,209,276	=	$20.87
14,334,278

Growth Fund

$89,112,990	=	$33.15
2,687,805

Growth & Income Fund

$55,069,780	=	$30.04
1,833,465

High Yield Fund

$107,240,796	=	$10.64
10,078,877

International Fund
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$353,298,100	=	$22.31
15,838,097

Mid Cap Discovery Fund

$636,244,198	=	$25.50
24,954,420

Mid Cap Growth Fund

$80,729,468	=	$17.25
4,680,444

Small Cap Growth Fund

$473,215,088	=	$14.73
32,116,592

ADDITIONAL PURCHASE AND REDEMPTION POLICIES

The Funds reserve the right to:

(1)waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders who invest through any of the Funds’ special investment programs;

(2)cancel or change the telephone investment service, the telephone exchange service, Internet service, the automatic monthly investment plan, systematic redemption plan or monthly exchange privilege without prior notice when doing so is in the best interest of a Fund and its shareholders;

(3)begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 30 days’ written notice to you;

(4)begin charging a fee for the telephone service and to cancel or change the service upon 30 days’ written notice to you;

(5)begin charging a fee for the systematic redemption plan upon 30 days’ written notice to you;

(6)waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. The Funds may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and

(7)require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if a Fund has other reasons to believe that this requirement would be in the best interest of its shareholders.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order.
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MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

Board Leadership Structure

The Board of Trustees is currently comprised of three Independent Trustees – Mr. Philip J. Kennedy, Ms. Rachel F. Lupardus, and Mr. Jeffrey D. Yowell (Chairman) – and one Interested Trustee – Ms. Laura Symon Browne. Ms. Symon Browne is an interested person of the Trust by virtue of the fact that she is an employee of the Adviser.

The Board of Trustees has established three standing committees – the Audit Committee, the Nominating Committee, and the Marketing and Distribution Committee. All Independent Trustees are members of the Audit Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Mr. Yowell and Ms. Symon Browne are members of the Marketing and Distribution Committee.

Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications” (below). The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that its leadership structure is appropriate and effective in light of the size of the Trust, the nature of its business and industry practices.

The Board of Trustees’ role is one of oversight rather than day-to-day management of the Funds. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President and Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

The Adviser reports to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Trust as a whole. The Adviser reports to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

The Board of Trustees has appointed the CCO who reports directly to the Board of Trustees and who participates in the Board of Trustees’ regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures and Rule 38a-1 of the 1940 Act. The CCO regularly discusses risk issues affecting the Trust and the Funds during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event any material risk issues arise in between Board meetings.

The Trust is governed by the Board of Trustees, which is responsible for protecting the interests of Fund
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shareholders under the laws of Delaware. The Trustees are experienced business and academic persons who meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review Fund performance. The officers of the Trust are responsible for supervising the Funds’ business operations, but the Funds are managed by the Adviser, subject to the supervision and control of the Board of Trustees. Certain officers of the Trust are also officers of the Adviser as noted in the table below.

Trustees and Officers

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND YEAR SERVICE BEGAN	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Philip J. Kennedy 5420 West 61st Place Mission, KS 66205 Year of Birth: 1945	Trustee	Indefinite term and served since May 1995.	Business Consultant.	10	None.
Rachel F. Lupardus 5420 West 61st Place Mission, KS 66205 Year of Birth: 1972	Trustee	Indefinite term and served since October 2015.	Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015 – present.	10	None.
Jeffrey D. Yowell 5420 West 61st Place Mission, KS 66205 Year of Birth: 1967	Chairman	Indefinite term and served since December 31, 2017.	President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007 – present.	10	Independent Director, Butler National Corporation (aerospace and gaming management services) (2024 – present).
	Trustee	Indefinite term and served since October 2015.
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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND YEAR SERVICE BEGAN	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE
Laura Symon Browne 5420 West 61st Place Mission, KS 66205 Year of Birth: 1971	Interested Trustee(1)	Indefinite term and served since February 2023.	President and Treasurer, Buffalo Funds, 2022 – present; Principal, Head of National Broker/Dealer Key Accounts, Vanguard (financial services firm) 2013 – 2022.	10	None.
	President and Treasurer	One-year term and served since November 2022.
OFFICER
Fred Coats 5420 West 61st Place Mission, KS 66205 Year of Birth: 1965	Chief Compliance Officer	One-year term and served since May 2015.	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015 – present.	N/A	N/A
	Anti-Money Laundering Officer	One-year term and served since May 2015.
	Secretary	One-year term and served since August 2019.
(1)    Ms. Symon Browne is deemed to be an “interested person” of the Funds, as that term is defined in the 1940 Act, by virtue of the fact that she is an employee of the Adviser.

Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

Philip J. Kennedy. Mr. Kennedy has served as a Trustee of the Trust since inception, and serves as the Chair of the Audit Committee. He is a CPA and has served as a business consultant since 1987. In addition, Mr. Kennedy also served as Internship Coordinator and Instructor in the Department of Business Administration, Penn State Shenango, from 2001 to 2011. Through his board and employment experience, Mr. Kennedy is experienced with financial, accounting, regulatory and investment matters.

Rachel F. Lupardus. Ms. Lupardus has served as a Trustee of the Trust since October 2015. Ms. Lupardus
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has been the Chief Operating Officer/Chief Financial Officer of Trozzolo Communications Group, a marketing communications agency, since March 2015. Prior to that Ms. Lupardus served as the Chief Financial Officer of KBM Group LLC, Customer Engagement, from 2014 until March 2015 and as Chief Financial Officer of DataCore Marketing LLC, an entity that was acquired by KBM Group LLC in 2007, from 2004 to 2013. Through her employment experience, Ms. Lupardus is experienced with financial, accounting, regulatory and investment matters.

Jeffrey D. Yowell. Mr. Yowell has served as a Trustee of the Trust since October 2015, and as Chairman of the Board since December 31, 2017. He has been the President and owner of Getter Farms, LLC, an agriculture and farm operation, since 2007. He also has served as an Independent Director of the Board of Directors of Butler National Corporation, an aerospace and gaming management company, since February 2024. Mr. Yowell was the owner, President and Chief Executive Officer of DataCore Marketing, LLC from 1992 – 2007. KBM Group LLC purchased DataCore Marketing, LLC in 2007; however, Mr. Yowell continued to serve as President and CEO of DataCore until 2012. Mr. Yowell served as President of KBM Group LLC in 2013. KBM and DataCore Marketing, LLC, are both marketing services companies. Through his board and employment experience, Mr. Yowell is experienced with financial, accounting, regulatory, investment and corporate governance matters.

Laura Symon Browne. Ms. Symon Browne has served as a Trustee of the Trust since February 2023, and has served as President and Treasurer of the Trust since November 2022. Ms. Symon Browne has over 30 years of experience in financial services, most recently as Principal at Vanguard – the world’s second largest investment firm. Ms. Symon Browne has previously held various senior leadership roles including leading Vanguard’s Broker Dealer Home Office Sales, Business Development Group Sales, and Arizona Retail operations. Through her employment experience, Ms. Symon Browne is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares

As of December 31, 2023, the Trustees had the following interests in the Buffalo Funds’ securities:

Name of Fund	Laura Symon Browne Interested Trustee	Philip K. Kennedy Independent Trustee	Rachel F. Lupardus Independent Trustee	Jeffrey D. Yowell Independent Trustee

Blue Chip Growth Fund	None	$10,001 - $50,000	None	Above $100,000

Early Stage Growth Fund	None	$1 - $10,000	None	$50,001 - $100,000

Flexible Allocation Fund	None	Above $100,000	Above $100,000	Above $100,000

Growth Fund	None	$10,001 - $50,000	None	Above $100,000

Growth & Income Fund	None	Above $100,000	None	Above $100,000
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Name of Fund	Laura Symon Browne Interested Trustee	Philip K. Kennedy Independent Trustee	Rachel F. Lupardus Independent Trustee	Jeffrey D. Yowell Independent Trustee

High Yield Fund	None	None	None	$50,001 - $100,000

International Fund	None	Above $100,000	$50,001 - $100,000	Above $100,000

Mid Cap Discovery Fund	None	$10,001 - $50,000	$10,001 - $50,000	Above $100,000

Mid Cap Growth Fund	None	$10,001 - $50,000	$10,001 - $50,000	Above $100,000

Small Cap Growth Fund	None	Above $100,000	$10,001 - $50,000	Above $100,000

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)	None	Above $100,000	Above $100,000	Above $100,000
(1)    Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

COMMITTEES OF THE BOARD

Audit Committee

The Trust has an Audit Committee that assists the Board of Trustees in fulfilling its duties relating to each Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent registered public accounting firm. The Audit Committee is comprised of all of the Trust’s Independent Trustees, and Mr. Kennedy serves as the Chair of the Audit Committee. The specific functions of the Audit Committee include recommending the engagement or retention of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and results of the auditing engagement, approving professional services provided by the independent registered public accounting firm prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent registered public accounting firm, reviewing the scope and results of the Trust’s procedures for internal auditing, and reviewing the Trust’s system of internal accounting controls. The Audit Committee met three times during the Trust’s last fiscal year.

Nominating Committee

The Trust also has a Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review and approve Trustee compensation; and (iii) make recommendations to
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the full Board of Trustees for nominations for membership on all committees, review all committee assignments and periodically review the responsibilities and need for all committees of the Board of Trustees. The Nominating Committee is comprised of all of the Trust’s Independent Trustees and Mr. Yowell serves as the Chair of the Nominating Committee. In accordance with the Trust’s Nominating Committee charter, Trustees are subject to mandatory retirement during the year in which they turn 75. Exceptions to this policy and extensions of the timeframe for accepting an Independent Trustee’s resignation may be made on a case by case basis. The Nominating Committee met once during the Trust’s last fiscal year.

Qualifying Shareholders may recommend nominations for Board members. A Qualifying Shareholder is a (i) shareholder that beneficially owns more than 3% of a Fund’s outstanding shares for at least 3 years prior to submitting the recommendation to the Nominating Committee, or (ii) a group of shareholders that beneficially own, in the aggregate, more than 3% of a Fund’s shares for at least 3 years prior to submitting the recommendation to the Nominating Committee. Each Qualifying Shareholder must also provide a written notice to the Nominating Committee containing the following information:

(i)     the name and address of the Qualifying Shareholder making the recommendation;

(ii)     the number of shares of each class and series, if any, of shares of the Fund which are owned of record and beneficially by such Qualifying Shareholder and the length of time that such shares have been so owned by the Qualifying Shareholder;

(iii)    a description of all arrangements and understandings between such Qualifying Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;

(iv)    the name, age, date of birth, business address and residence address of the person or persons being recommended;

(v)    such other information regarding (i) the Qualifying Shareholder and (ii) each person recommended by such Qualifying Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board;

(vi)    whether the Qualifying Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act; and

(vii)    the written consent of each person recommended to be named in the Funds’ proxy statement and to serve as a Trustee of the Funds if so nominated and elected/appointed.

It is the intention of the Nominating Committee that the Qualifying Shareholder demonstrate a significant and long-term commitment to the Funds and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and all of their shareholders.

In the event the Nominating Committee receives a recommendation from a Qualifying Shareholder (i) during a time when no vacancy exists or is expected to exist in the near term or (ii) within 60 days of the date of a meeting of the Board at which the Board acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and, in each case, the recommendation otherwise contains all the
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information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

Marketing and Distribution Committee

The Board of Trustees has appointed a Marketing and Distribution Committee, which has the responsibility, among other things, to oversee and advise the Board on: (i) efforts to increase the Funds’ brand recognition and endorsement through various avenues including but not limited to the Funds’ website, collateral materials, social media, etc.; (ii) marketing and distribution strategies for the Funds, including competitive positioning within the marketplace; and (iii) the quantitative and qualitative effectiveness and competitiveness of the Funds’ marketing strategies and expenditures. The Marketing and Distribution Committee meets as often as deemed necessary. The Marketing and Distribution Committee may invite members of KCM and/or external marketing experts/resources to attend its meetings, as it deems appropriate. Currently, Mr. Yowell and Ms. Symon Browne are the members of the Marketing and Distribution Committee. The Marketing and Distribution Committee met two times during the Trust’s last fiscal year.

COMPENSATION AND REIMBURSEMENT OF OUT-OF-POCKET EXPENSES

The Funds do not directly compensate any Trustee for their normal duties and services. U.S. Bank Global Fund Services (“Fund Services”) directly pays Independent Trustee fees to the Independent Trustees from its share of the management fee that it receives from KCM.

The Independent Trustees are paid an annual retainer plus a per Fund and per meeting fee. The Chair of the Board and Audit Committee also receive additional annual compensation. The Board of Trustees generally meets four times each year.

In addition, the Funds are directly responsible for payment of out-of-pocket expenses incurred by the Independent Trustees for travel, meals, lodging and similar items in connection with attendance at conferences or Board meetings. Reimbursements to Trustees for out-of-pocket expenses are accrued and paid for by the Funds. Payment of out-of-pocket expenses is allocated equally among the Funds.

Ms. Symon Browne, who is an interested Trustee due to her employment with the Adviser, is compensated by the Adviser and not by the Funds.

The following table shows the total amount of compensation paid to each Independent Trustee for overseeing each Buffalo Fund, including fees paid on behalf of the Funds by Fund Services and out-of-pocket expenses paid directly by the Funds, for the fiscal year ended March 31, 2024:

Compensation Table
Name of Person, Position	Aggregate Compensation Paid on behalf of Buffalo Funds by Fund Services	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Amount of Compensation
Philip J. Kennedy, Independent Trustee	$92,000(1)	None	None	$94,421(1)
Rachel F. Lupardus, Independent Trustee	$87,000	None	None	$87,000
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Compensation Table
Name of Person, Position	Aggregate Compensation Paid on behalf of Buffalo Funds by Fund Services	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Amount of Compensation
Jeffrey D. Yowell, Independent Trustee	$97,000	None	None	$97,000
(1)    During the fiscal year ended March 31, 2024, Mr. Kennedy incurred out-of-pocket expenses in the amount of $2,421 that were paid directly by the Funds based on each Fund’s asset size.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Funds disclose a complete list of their portfolio holdings four times in each fiscal year, within 60 days of the end of each fiscal quarter. The Funds file the lists with the SEC on Part F of Form N-PORT, and the semi-annual and annual reports to shareholders are mailed to all shareholders of record. Shareholders may view Part F of the Funds’ Form N-PORT on the SEC’s web site at www.sec.gov.

The Board of Trustees has approved ongoing arrangements with service providers, whereby current portfolio holdings information is made available to such service providers. These service providers are Fund Services, the Funds’ administrator, accountant and transfer agent; U.S. Bank, National Association, the Funds’ custodian; Cohen & Company, Ltd., the independent registered public accounting firm; and Godfrey & Kahn, S.C., outside legal counsel and counsel to the Independent Trustees; and Harborside Group, the Funds’ sales and marketing support firm. The Funds may also disclose holdings information to financial printers or proxy voting services. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Funds may also disclose such information to state and federal regulators and government agencies, or as otherwise required by law or judicial process. No party receives compensation for disclosing holdings information and any disclosure must be authorized under the disclosure policy adopted by the Board of Trustees.

Additionally, the Funds may provide information regarding their portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the recipient makes a specific request to the Fund for the information and the Funds’ CCO determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Funds may only receive portfolio holdings information that has otherwise been publicly disclosed. Non-public portfolio holdings information will not be disclosed to members of the media under any circumstance.

Any Fund officer may provide the Funds’ portfolio holdings to a rating and ranking organization, such as Lipper or Morningstar, without limitation, contemporaneously with or after such information is publicly available on the Funds’ website, or as disclosed in a required filing with the SEC including the same data.

Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ CCO and must be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting. In the event of a conflict between the interests of the Fund and the interests of the Adviser, the Funds’ CCO shall make a determination in the best interests of the Funds and shall report such determination to the
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Board of Trustees at the end of the quarter in which such determination was made. The Board of Trustees is also responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination, and reviews the Funds’ portfolio disclosure policy on an annual basis.

INVESTMENT ADVISER AND MANAGER

Kornitzer Capital Management, Inc. (“KCM”) serves as the Funds’ investment adviser and manager. KCM is a federally registered investment advisory firm that was founded in 1989.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business. John C. Kornitzer is the majority stockholder of the firm and serves as the Chairman of KCM’s Board of Directors. Joseph C. Neuberger serves as President of KCM.

KCM serves as investment adviser and manager of each Fund pursuant to a Management Agreement that requires KCM to provide or pay the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee. KCM provides business management and advisory services, and contracts with others to provide other needed services for the Funds. In this respect, KCM has entered into a Master Services Agreement with Fund Services pursuant to which Fund Services provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of Fund Services.

As compensation for its services, each Fund (other than the Blue Chip Growth Fund, Early Stage Growth Fund, Growth Fund and Growth & Income Fund) pays KCM a fee at the annual rate of 0.85% of each Fund’s average daily net assets. The Blue Chip Growth Fund, Growth Fund and Growth & Income Fund pay KCM a fee at the annual rate of 0.75% of each Fund’s average daily net assets. The Early Stage Growth Fund pays KCM a fee at the annual rate of 1.30% of the Fund’s average daily net assets.

KCM pays Fund Services a fee of 0.30% of each Fund’s (other than the Blue Chip Growth Fund, Growth Fund and Growth & Income Fund) average daily net assets out of the fees KCM receives from the Funds. KCM pays Fund Services a fee of 0.25% of the Blue Chip Growth Fund, Growth Fund and Growth & Income Funds’ average daily net assets out of the fees KCM receives from the Funds. Both KCM’s and Fund Services’ fees are computed daily, and the Funds pay KCM’s fees monthly.

With respect to the Small Cap Growth Fund only, the annual management fee rate of 0.85% of the Small Cap Growth Fund’s average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to Fund Services is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Small Cap Growth Fund to KCM and the fees paid by KCM to Fund Services are set forth in the following table:

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Small Cap Growth Fund Fee Breakpoints
	(as a % of average daily net assets)
Asset Level	Management Fee	Fund Services Fee
Assets up to $6 billion	0.85%	0.300%
Assets over $6 billion up to $7 billion	0.80%	0.275%
Assets over $7 billion up to $8 billion	0.75%	0.250%
Assets over $8 billion up to $9 billion	0.70%	0.225%
Assets over $9 billion	0.65%	0.200%

For the past three fiscal years, the following management fees were paid by the Funds to KCM:

	Fiscal Year Ended March 31,
Name of Fund	2024	2023	2022
Blue Chip Growth Fund	$798,990	$697,290	$904,830
Early Stage Growth Fund	$1,027,562	$1,192,322	$1,762,739
Flexible Allocation Fund	$3,874,039	$4,072,323	$3,825,034
Growth Fund	$1,174,797	$1,130,362	$1,585,640
Growth & Income Fund	$997,384	$858,836	$843,450
High Yield Fund	$3,097,543	$2,428,818	$2,493,677
International Fund	$6,873,930	$4,497,848	$5,209,880
Mid Cap Discovery Fund	$7,092,947	$8,880,149	$14,696,008
Mid Cap Growth Fund	$1,210,490	$1,218,823	$1,651,850
Small Cap Growth Fund	$6,354,409	$7,219,447	$9,798,514

PRINCIPAL UNDERWRITER

Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group, is a Delaware limited liability company located at Three Canal Plaza, Suite 100, Portland, ME 04101, and serves as the principal underwriter for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds’ shares is continuous, and the Distributor will distribute the shares on a best-efforts basis. During the last three fiscal years, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Funds.

CODE OF ETHICS

The Funds, the Adviser and the Distributor have each adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by a Fund, subject to certain general restrictions and procedures. These codes of ethics are on file with the SEC.

PROXY VOTING POLICY

The Board has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies relating to portfolio securities held by the Funds, subject to Board oversight. Such policy
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provides that it is the policy of the Funds to adopt the policies and procedures used by the Adviser to vote proxies relating to portfolio securities held by its clients, including the Funds. At least annually, the Adviser presents to the Board its proxy voting policies and procedures and a record of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period. With respect to those proxies the Adviser has identified as involving conflicts of interest, the Adviser is required to submit a separate report indicating the nature of the conflict of interest and how it was resolved.

When voting proxies, the Adviser’s primary concern is to make decisions in the best interests of its clients, which are intended to enhance the economic value of the assets of clients’ accounts. Generally, the Adviser votes against management proposals not in the shareholders’ best interest, which may include: issues regarding the issuer’s board entrenchment and anti-takeover measures; provisions providing for cumulative voting rights; and election of directors who sit on more than five boards. The Adviser votes in favor of routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will normally be voted with management. Where a proxy proposal raises a material conflict between the Adviser’s interests and its clients’ interests, to the extent the Adviser has little or no discretion to deviate from its proxy guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy. To the extent that the Adviser has discretion to deviate from its proxy guidelines with respect to the proposal in question, the Adviser discloses the conflict to the clients and obtains each client’s consent to the proposed vote prior to voting the securities. If clients do not respond to such a conflict and disclosure request or deny the request, the Adviser will abstain from voting the securities held by such clients.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, either upon request, by calling toll free, 1-800-49-BUFFALO (1-800-492-8332), or by accessing the SEC’s website at http://www.sec.gov.

CUSTODIAN

U.S. Bank, National Association (the “Custodian”), an affiliate of Fund Services located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out‑of‑pocket expenses. The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

LEGAL COUNSEL

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202, serves as counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”), 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Funds. Cohen audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other auditing and tax services for the Funds when engaged to do so.

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ADMINISTRATOR

The Adviser has retained Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of each Fund’s general ledger; the preparation of each Fund’s financial statements; the determination of the net asset value of each Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

For the past three fiscal years, the following fees for administration and accounting services were paid by KCM to Fund Services under the Master Services Agreement:

Fiscal Year Ended March 31,
2024	2023	2022
$2,594,123	$1,976,925	$1,278,606

TRANSFER AGENT

The Adviser has retained Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, to serve as the transfer agent for the Funds. The transfer agent performs shareholder service functions such as: maintaining the records of each shareholder’s account; answering shareholders’ inquiries concerning their accounts; processing purchases and redemptions of each Fund’s shares; acting as distribution disbursing agent; and performing other accounting and shareholder service functions.

PORTFOLIO MANAGERS OF THE FUNDS

The Buffalo Funds are managed by a portfolio management team supported by an experienced investment analysis and research staff. Descriptions of the portfolio managers’ education, training, and experience are provided in the Prospectus.

Other Accounts Managed by Portfolio Managers

The following table identifies, for each portfolio manager of each Fund, the number of other accounts managed (including other Buffalo Funds managed by the same manager), and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. The Funds’ portfolio managers do not provide day-to-day management of accounts with performance-based advisory fees. Information in the table is shown as of March 31, 2024 (except as otherwise noted). Asset amounts are approximate and have been rounded.

	Other Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets

Blue Chip Growth Fund
Ken Laudan	0	N/A	0	N/A	0	N/A

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	Other Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Early Stage Growth Fund
Craig Richard	1	$705.8 million	0	N/A	0	N/A
Doug Cartwright	2	$991.2 million	0	N/A	0	N/A

Flexible Allocation Fund
John Kornitzer	0	N/A	0	N/A	4,839	$3.5 billion
Paul Dlugosch	2	$612.1 million	0	N/A	0	N/A

Growth Fund
Dave Carlsen	2	$991.2 million	0	N/A	0	N/A
Josh West	2	$991.2 million	0	N/A	0	N/A

Growth & Income Fund
Paul Dlugosch	2	$936.9 million	0	N/A	0	N/A
Jeff K. Deardorff	1	$447.5 million	0	N/A	0	N/A
Jeffrey Sitzmann	1	$447.5 million	0	N/A	0	N/A

High Yield Fund
Paul Dlugosch	2	$654.0 million	0	N/A	0	N/A
Jeffrey Sitzmann	1	$164.5 million	0	N/A	0	N/A
Jeff K. Deardorff	1	$164.5 million	0	N/A	0	N/A

International Fund
Nicole Kornitzer	0	N/A	0	N/A	0	N/A

Mid Cap Discovery Fund
Dave Carlsen	2	$336.0 million	0	N/A	0	N/A
Doug Cartwright	2	$235.3 million	0	N/A	0	N/A
Josh West	2	$336.0 million	0	N/A	0	N/A

Mid Cap Growth Fund
Josh West	2	$1,013.1 million	0	N/A	0	N/A
Doug Cartwright	2	$912.4 million	0	N/A	0	N/A
Dave Carlsen	1	$1,013.1 million	0	N/A	0	N/A

Small Cap Growth Fund
Robert Male	0	N/A	0	N/A	0	N/A
Craig Richard	1	$78.2 million	0	N/A	0	N/A

(1)Some Buffalo Fund portfolio managers manage multiple portfolios within the Buffalo Funds series of mutual funds. All accounts listed in the category “Registered Investment Companies” are Buffalo Funds. The portfolio managers do not manage portfolios for any other registered investment companies except the Buffalo Funds.

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Ownership of Securities in the Funds by Portfolio Managers as of March 31, 2024 (except as otherwise noted):

Portfolio Manager	Dollar Range in Portfolio

Blue Chip Growth Fund
Ken Laudan	$50,001 - $100,000

Early Stage Growth Fund
Craig Richard	$100,001 - $500,000
Doug Cartwright	$100,001 - $500,000

Flexible Allocation Fund
John Kornitzer	Over $1,000,000
Paul Dlugosch	$100,001 - $500,000

Growth Fund
Dave Carlsen	$100,001 - $500,000
Josh West	$100,001 - $500,000

Growth & Income Fund
Paul Dlugosch	$100,001 - $500,000
Jeff K. Deardorff	$100,001 - $500,000
Jeffrey Sitzmann	$100,001 - $500,000

High Yield Fund
Paul Dlugosch	$100,001 - $500,000
Jeffrey Sitzmann	$100,001 - $500,000
Jeff K. Deardorff	$100,001 - $500,000

International Fund
Nicole Kornitzer	$500,001 - $1,000,000

Mid Cap Discovery Fund
Dave Carlsen	$500,001 - $1,000,000
Doug Cartwright	$50,001 - $100,000
Josh West	$50,001 - $100,000

Mid Cap Growth Fund
Josh West	$100,001 - $500,000
Doug Cartwright	$50,001 - $100,000
Dave Carlsen	$100,001 - $500,000

Small Cap Growth Fund
Robert Male	$500,001 - $1,000,000
Craig Richard	$100,001 - $500,000
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Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple accounts gives rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple accounts, including the Funds. A portfolio manager may execute transactions for a Fund or account that may adversely impact the value of securities held by another Fund or account. Securities selected for one account may outperform the securities selected for another account.

As a registered investment adviser, the Adviser and the portfolio managers have a fiduciary duty to place the interests of clients first, before their own interests. Therefore, conflicts of interest inherent in the management of multiple accounts must be addressed. When a portfolio manager determines, based on each Fund or account’s investment objectives and restrictions, that an investment is appropriate or suitable for more than one Fund or account, the following considerations apply.

Trade Practices. Portfolio managers follow certain trade practices in executing and processing trades for multiple accounts. Portfolio managers may be deemed to have conflicts of interest to the extent the trade practices result in better execution and performance in certain accounts. Portfolio managers monitor and modify the trade practices to avoid the potential for conflicts of interest and to act in the best interest of all Funds and accounts to the fullest extent possible over time. Because multiple factors influence execution beyond their control, portfolio managers may be unable to minimize the effects of the trade practices on execution and different execution results may occur as among accounts. The trade practices may cause varying account performance. Advice and actions taken for one account will differ from advice and the time and nature of actions for other accounts. Transactions in a specific security may not be accomplished for all accounts at the same price and at the same time.

Trade Aggregation. When the same investment decisions are made for multiple accounts, the portfolio managers aggregate trades for execution to achieve better and more efficient execution and more consistent results across accounts. Portfolio managers may not aggregate trades if reduced costs may not be achieved because administrative and other costs may be imposed. Portfolio managers use their discretion in aggregating trades.

Aggregated trades are allocated among accounts based on the orders designated for the accounts. Orders may be designated for accounts according to a percentage of the account or on a round lot basis as to each individual account. Upon execution, aggregated trades are processed back into accounts according to the original orders and further dependent on the manner of execution. An aggregated order executed in full is placed back into all accounts, with each account receiving the average execution price and sharing in transaction costs on pro rata basis. If an aggregated trade is executed in a series of transactions, the transactions are processed back into accounts on a pro rata basis according to the relative sizes of the orders placed or on a rotational basis. Sequencing delays and market impact costs may occur among accounts if an aggregated trade is executed in a series of transactions.

Portfolio managers may also process aggregated orders back into accounts in any other manner they deem equitable and consistent with the fiduciary duty to the Funds and other clients. Order processing is also subject to available cash, account restrictions, and all relevant investment considerations.

To the extent portfolio managers designate investments for accounts based on a percentage of account size, when orders are processed on a pro rata basis according to the original relative order sizes, larger accounts have their orders processed first back into their accounts prior to smaller accounts. Variances in
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execution between larger and smaller accounts may result. Smaller accounts may receive investments at different times and amounts and may not receive all the same investments as larger accounts. Investment performance among relatively larger and smaller accounts may vary, particularly during periods of relatively higher volatility of performance in accounts.

When portfolio managers process trades on a rotational basis, they process orders among accounts so that all accounts receive a certain minimum amount and then pro rata according to the original orders placed. If an account does not receive the full amount designated for it in any aggregated trade, the account remains eligible for the next order processed or for the next similar investment subsequently placed.

An aggregated trade may be executed in a series of transactions depending on the security, market conditions, and the characteristics of the aggregated trade. When portfolio managers place market limit orders, an aggregated order may not be executed in full. As an order is executed, if the price increases beyond the desired level for the investment, execution of the remaining order may be terminated or postponed.

Portfolio managers may impose minimum transaction sizes for processing orders back into accounts and not process orders into accounts below the minimum transaction size. Imposition of minimum transaction sizes may cause smaller accounts not to receive any amount of an order and larger accounts to receive their complete order when orders are processed on a pro rata basis. To minimize the impact of minimum transaction sizes, portfolio managers may process trades at the lowest minimum transaction size necessary to cause all accounts to receive part of a trade. Portfolio managers may vary the minimum transaction size depending on the actual trade being executed, the accounts aggregated in a trade, the manner of execution and other equitable factors.

Significant administrative difficulties exist in executing transactions in lesser amounts, causing hardships for the custodians in timely settlement and payment, tax considerations, income projections and general administrative burdens. Minimum transaction sizes may be increased because of costs and other factors emanating from account custodians. If the amount of a minimum transaction would be so small that it would provide no material benefit to the account or present difficulty in effecting an advantageous position, portfolio managers may impose higher minimum transaction sizes. Minimum transaction sizes may also be increased during times of more active trading in the accounts and based on investment considerations.

Disparate Account Sizes. The relative sizes of certain Buffalo Funds and other accounts following the same or similar strategy are disparate. To the extent these account sizes vary more significantly, different trade consequences, varying performances and other unforeseen circumstances may result. For example, when portfolio managers aggregate trades of “small cap” strategy accounts with the Small Cap Growth Fund, and if trades are executed in a series of transactions and processed back into accounts on a pro rata basis, the Small Cap Growth Fund receives its trades first before the small cap strategy accounts that are relatively much smaller in size. If portfolio managers impose minimum transaction sizes in the pro rata processing of a trade back into accounts according to size, the available shares for processing into smaller accounts may be less than the minimum transaction size. Only the larger accounts may receive shares in such a transaction processed on a pro rata basis. Varying execution and performance may result.

Portfolio managers monitor these trade practices for the accounts, and modify them as conditions warrant, to be in the best interest of all Funds and accounts. Portfolio managers may impose rotational participation and minimum transaction sizes small enough to have all accounts participate, if necessary, in processing orders executed such that all accounts participate on a more equitable basis.

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Limited Investment Opportunities. All Funds and other accounts receive different investments according to their investment needs, objectives, and their risk profiles. In certain instances, an investment opportunity may be limited in availability for all accounts with similar investment requirements. Portfolio managers endeavor to allocate limited unique investment opportunities among accounts fairly over time and based on factors particular to each account. When making allocations of limited investment opportunities, portfolio managers consider the investment needs, objectives, risk profiles, cash levels, tax considerations and other holdings in the account. After considering the individual factors associated with the accounts, investment opportunities bearing similar investment characteristics are allocated among accounts having similar investment requirements on a rotational basis to the fullest extent possible.

Portfolio managers place initial public offerings in the Buffalo Funds, certain strategy accounts and collective trust funds they manage if an initial public offering fits within a defined investment strategy of a particular Fund, strategy account or collective trust fund and is a good investment within the Fund, strategy account or collective trust fund mix. Based on these accounts’ relative larger sizes, flexibility in trading activity and lesser tax considerations, initial public offerings are appropriate for the Buffalo Funds, certain strategy accounts and the collective trust funds. Portfolio managers reevaluate the suitability of initial public offerings for all the accounts as market conditions and the nature, characteristics and risk of initial public offerings may change. If in the best interests of the accounts, the Adviser modifies the policies according to then current conditions.

Personal Accounts. The portfolio managers’ management of their personal accounts may give rise to potential conflicts of interest. The Funds and the Adviser have adopted a code of ethics that they believe contains provisions reasonably necessary to prevent such conflicts.

Compensation of Portfolio Managers

The following is a description of the Adviser’s portfolio manager compensation as of March 31, 2024. Portfolio manager compensation primarily consists of a modest fixed base salary and a larger bonus. Bonuses are determined annually on individual performance and contribution to the firm, performance of funds and accounts managed, and success of the firm overall. A majority of a portfolio manager’s bonus is tied to the overall performance of their respective Funds that they manage based upon relative performance against the primary benchmark and the Morningstar peer group and is measured on a one, three, and five-year basis, or such shorter time as the portfolio manager has managed a Fund, as applicable, with greater weight given to long-term performance. In addition, other factors impacting the portfolio manager’s bonus include the individual contribution of his/her investment ideas within the portfolios managed and the personal contribution to other portfolios for which they provide analytical support across the firm.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS

A principal shareholder is any person who owns of record, or beneficially, 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially, or through controlled companies, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of June 30, 2024, to the best of the Trust’s knowledge, no person was a control person of a Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934, as amended) less than 1% of the outstanding investor and institutional shares of each Fund. As of June 30, 2024, the following shareholders were considered to be either a control person or principal shareholder of each Class of each Fund:

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Blue Chip Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	38.89%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	13.52%	Record

Blue Chip Growth Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	74.93%	Record

Early Stage Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	35.22%	Record
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	19.17%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.63%	Record

Early Stage Growth Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	68.96%	Record

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Flexible Allocation Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	47.28%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	33.19%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	5.20%	Record

Flexible Allocation Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	83.25%	Record

Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	37.63%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	17.97%	Record

Growth Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	68.55%	Record

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Growth & Income Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	30.59%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	26.87%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	19.78%	Record

Growth & Income Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	86.96%	Record

High Yield Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	39.65%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	20.81%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	15.84%	Record

High Yield Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	64.02%	Record
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High Yield Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	9.50%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	9.12%	Record
American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55402-2405	7.56%	Record

International Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	52.40%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	17.74%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	15.45%	Record

International Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	20.86%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	20.42%	Record
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International Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	17.09%	Record
American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55402-2405	12.44%	Record
Raymond James Omnibus for Mutual Funds House Account Firm 92500015 880 Carillon Parkway St. Petersburg, FL 33716-1100	8.77%	Record
Firtan & Co. P.O. Box 1806 800 Poyntz Avenue Manhattan, KS 66505-1806	5.47%	Record

Mid Cap Discovery Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	45.43%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	24.99%	Record
Morgan Stanley Smith Barney LLC For Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, NY 10004-1932	6.62%	Record

Mid Cap Discovery Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	37.97%	Record
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Mid Cap Discovery Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	16.63%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	13.22%	Record

Mid Cap Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	39.75%	Record
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	30.19%	Record

Mid Cap Growth Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	73.90%	Record

Small Cap Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	22.17%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	19.61%	Record
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Small Cap Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	6.17%	Record

Small Cap Growth Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Great Plains Trust Company* 7700 Shawnee Mission Parkway, Suite 101 Overland Park, KS 66202-3057	38.55%	Record
National Financial Services Corp. For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	7.20%	Record
Attn: NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	7.08%	Record
Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3710	6.88%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	5.46%	Record

* The majority beneficial owner of Great Plains Trust Company is an irrevocable trust of which John C. Kornitzer serves as co-trustee; therefore, Mr. Kornitzer is considered a principal shareholder in several of the Funds.

MANAGEMENT OWNERSHIP OF THE FUNDS

As of December 31, 2023, neither the Independent Trustees, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees, nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees, nor members of their immediate families, had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any
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of their affiliates.

DISTRIBUTIONS AND TAXES

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax advisor before investing.

Distributions of Investment Company Taxable Income. The Funds receive income generally in the form of dividends, interest, net short-term capital gain and net gain from foreign currency transactions on their investments in portfolio securities. This income, less expenses incurred in the operation of a Fund, constitutes its “investment company taxable income,” from which distributions may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than amounts attributable to and reported as qualified dividend income) will be taxable to you at ordinary income rates, whether you receive them in cash or in additional Fund shares. For non-corporate shareholders, distributions attributable to and reported as qualified dividend income are currently taxable at long-term capital gain rates, provided certain holding period requirements are met by such shareholders. See the discussion below under the heading, “Qualified Dividend Income for Non-corporate Shareholders.”

Distributions of Net Capital Gain. A Fund may realize capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of investment company taxable income, which includes net short-term capital gain (the excess of net short-term capital gain over net long-term capital loss) will be taxable to you as ordinary income, as described above. Distributions of “net capital gain” (the excess of net long-term capital gain over net short-term capital loss) will be taxable to you as long-term capital gain regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryforward) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Qualified Dividend Income for Non-Corporate Shareholders. For non-corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may be attributable to and reported as qualified dividend income, which is currently eligible for taxation at long-term capital gain rates for federal income tax purposes. Qualified dividend income treatment is generally available for Fund distributions of investment company taxable income attributable to dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

Both a Fund and the shareholder must meet certain holding period requirements to qualify for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, shareholders must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution becomes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on
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which the purchaser of stock is not entitled to receive the next dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income designated as qualified dividend income is currently taxed at the same rates applicable to long-term capital gains, such income will not be considered as long-term capital gain for other federal income tax purposes. For example, you generally will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be treated as investment income in determining your allowable investment interest expense. For other limitations on the amount or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its distributions of investment company taxable income attributable to qualified dividend income. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its distributions of investment company taxable income as qualified dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the distributions of investment company taxable income paid by a Fund may qualify for the dividends-received deduction. The portion of such distributions paid by a Fund that so qualifies will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund directly or indirectly from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund were a regular corporation. Either none, or only a nominal portion, of the distributions paid by the High Yield Fund and International Fund will be eligible for the dividends-received deduction because such Funds invest primarily in debt instruments and/or foreign securities.

The availability of the dividends-received deduction is subject to certain holding period and debt-financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if a corporate shareholder’s Fund shares are debt-financed or held for less than a 46-day period, then the dividends-received deduction for Fund distributions may also be reduced or eliminated.

Returns of Capital. If a Fund’s distributions exceed its then-current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher reported capital gain or lower reported capital loss when those shares (on which the distribution was received) are ultimately sold, exchanged or redeemed. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Pass-Through of Foreign Tax Credits. If more than 50% of the value of a Fund’s total assets at the end of a fiscal year are invested in foreign securities, such Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you must include in your gross income your proportionate share of foreign taxes paid by the Fund, and accordingly such Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these foreign taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your federal income tax (subject to limitations for certain shareholders). A Fund will provide you
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with the information necessary to claim this deduction or credit on your income tax return if the Fund makes this election. Your tax reporting of any foreign dividends designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their income tax returns.

PFIC Securities. The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income or 50% or more of its average assets (by value) produce, or are held for the production of, passive income. When investing in PFIC securities, each Fund intends to elect to mark-to-market these securities and recognize any unrealized gains at the end of the Fund’s fiscal and excise tax years. Deductions for unrealized losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities or received any dividends therefrom. Dividends paid by PFICs to the Funds are not qualified dividend income, and the Fund will not be able to designate distributions to you of PFIC dividends as qualified dividend income, which is currently eligible for the reduced rates of federal income tax applicable to long-term capital gains. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed by the Fund to its shareholders. Additional charges in the nature of non-deductible interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will report to you the federal income tax status of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you amounts of investment company taxable income or net capital gain that are not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record, but paid in January of the following calendar year, are taxable to you as if they were received on December 31.

Election to be Taxed as a Regulated Investment Company. Each Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As a RIC, a Fund generally pays no federal income tax on the investment company taxable income and net capital gain it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net capital gain or not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders. If a Fund retains any net capital gain and pays federal income tax on such gain, it may elect to treat all, or a portion of, such gain as having been distributed to shareholders. Each shareholder who holds Fund shares at the end of the Fund’s taxable year (i) will be taxed on such deemed net capital gain distributions, (ii) will be entitled to a credit or refund for such shareholder’s pro rata share of the federal income taxes paid by the Fund with respect to its undistributed net capital gain, and (iii) will be entitled to a corresponding increase to the adjusted basis of such shareholder’s Fund shares.

If a Fund fails to qualify as a RIC and fails to obtain relief from such failure, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would generally be taxed as dividend income to the extent of such Fund’s then-current and accumulated earnings and profits. In the event that a Fund fails to qualify as a RIC and does not obtain relief from such failure, shareholders will generally earn lower after-tax returns than if the Fund had been taxed as a RIC.
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In order to qualify as a RIC for federal income tax purposes, each Fund must meet certain specific requirements, including:

(i)    A Fund must maintain a diversified portfolio of securities, such that at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships;

(ii)    A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)    A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for its taxable year.

Excise Tax Distribution Requirements. As a RIC, each Fund is required to distribute its ordinary income and capital gain net income on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions. To avoid a federal excise tax of 4.0%, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received on December 31) but can give no assurances that their distributions will be sufficient to eliminate all taxes at the Fund level.

Post-October losses. Because the periods for measuring a RIC’s income are different for federal excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a RIC that uses October 31 as the measurement period for distributing capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the RIC likely would have insufficient earnings and profits for that taxable year to support the treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat certain net capital losses realized between November 1 and its fiscal year end of March 31 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., April 1). Each Fund generally intends to make such election to defer post-October losses.

Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal income tax purposes. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital
48

gain or loss if the shares have been held for more than one year, and as short-term capital gain or loss if the shares have been held for one year or less.

Sales, Exchanges or Redemptions at a loss within six months of purchase. Any loss incurred on a sale, exchange or redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain distributed to you or deemed to be distributed to you by the Fund on those shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.

Wash sales. All or a portion of any loss that you realize on a sale, exchange or redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of distributions or otherwise) within 30 days before or after your share sale, exchange or redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

U.S. Government Securities. Income earned on certain U.S. government obligations is generally exempt from state and local income taxes if earned directly by you. States generally grant tax-free status to distributions paid by a Fund attributable to interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income earned on investments in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment at the state level. The rules on exclusion of this income are generally different for corporations.

Net Investment Income Tax Imposed on Certain Income. Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Investment income generally consists of passive income, including interest, dividends, annuities, royalties, rents and capital gains. Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized upon the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this NII tax.

REITs. In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend, or part of a dividend, paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through a Fund in their qualified business income deduction. The IRS and Treasury Department may be continuing to evaluate whether it is appropriate to provide such conduit treatment.

Investment in Complex Securities. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions), defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to federal income tax. These rules
49

could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of Fund distributions.

Cost Basis Reporting. Each Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when they redeem such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies (“non-covered shares”). Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss. If you sell, exchange or redeem covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when you sell, exchange or redeem less than your entire holding of the Fund shares and have made multiple purchases of Fund shares on different dates at differing net asset values. If you do not affirmatively elect an IRS-approved cost basis method, the Funds will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your Fund shares. The default cost basis method applied by a Fund or the alternate method elected by you may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold shares of a Fund through a financial intermediary or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Backup Withholding. By law, a Fund must withhold a portion of your distributions and sales proceeds unless you:

•    provide your correct Social Security or other taxpayer identification number,
•    certify that this number is correct,
•    certify that you are not subject to backup withholding, and
•    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When backup withholding is required, the amount withheld will be 24% of any distributions or proceeds paid (such backup withholding rate may change if federal income tax rates change). The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

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Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S.-source dividends, including on distributions of investment company taxable income paid to you by a Fund, subject to exemptions for net capital gain, as described below. However, notwithstanding such exemption from U.S. withholding at the source, any distributions of investment company taxable income and net capital gain, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not subject to backup withholding (such backup withholding rate may change if federal income tax rates change).

If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Distributions of Net Capital Gain. In general, for non-U.S. investors, exemptions from U.S. withholding tax are generally provided for capital gains realized on the sales of Fund shares, and if properly reported by the Fund, capital gain dividends paid by the Fund from net long-term capital gains and short-term capital gain dividends paid by the Fund from net short-term capital gains (other than gain realized on disposition of U.S. real property interests), unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more (as calculated pursuant to a special formula) during the taxable year. It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, short-term capital gain dividends. Additionally, the Fund’s reporting of short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% (such backup withholding rate may change if federal income tax rates change) and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN or W-8BEN-E (or other applicable Form W-8) to establish that he or she is not a U.S. person, to claim that he or she is the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8BEN or W-8BEN-E will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding under FATCA. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each
51

substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Capital Loss Carryforward. Each Fund may carry forward its net capital losses, if any, indefinitely and net capital losses generally retain their character as short-term or long-term. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, no Fund expects to distribute any such offsetting capital gains. A Fund cannot carry back or carry forward any net operating losses. As of March 31, 2024, the Buffalo Funds had the following capital loss carryovers available to offset future taxable capital gains:

Name of Fund	Short Term Capital Loss Carryover	Long Term Capital Loss Carryover	Total Capital Loss Carryover

Blue Chip Growth Fund	$—	$—	$—
Early Stage Growth Fund	2,175,867	7,395,488	9,571,355
Flexible Allocation Fund	—	—	—
Growth Fund	—	—	—
Growth & Income Fund	—	—	—
High Yield Fund	1,096,580	11,402,105	12,498,685
International Fund	—	524,326	524,326
Mid Cap Discovery Fund	—	—	—
Mid Cap Growth Fund	—	—	—
Small Cap Growth Fund	87,791,750	25,864,700	113,656,450

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements of each of the Buffalo Funds, which are contained in the March 31, 2024 Annual Report to Shareholders, are incorporated herein by reference. Unaudited reports to shareholders will be published at least semi-annually.
52

BUFFALO FUNDS
PART C

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(i)	(A)	Agreement and Declaration of Trust dated February 14, 2001, was previously filed with the Registration Statement on Form N-1A on February 21, 2001, and is incorporated herein by reference.
(B)
Certificate of Trust of Registrant as filed with the State of Delaware on February 14, 2001, was previously filed with the Registration Statement on Form N-1A on February 21, 2001, and is incorporated herein by reference.

		(C)	Certificate of Amendment to Certificate of Trust was previously filed with Post-Effective Amendment No. 50 on Form N-1A on August 3, 2016, and is incorporated herein by reference.
(b)			By-Laws of Registrant dated February 14, 2001, were previously filed with Registration Statement on Form N-1A on February 21, 2001, and are incorporated herein by reference.
(c)			Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and By-Laws.
(d)	(i)	(A)
Amended and Restated Management Agreement between Kornitzer Capital Management, Inc. and Registrant on behalf of the Buffalo Early Stage Growth Fund (formerly Buffalo Emerging Opportunities Fund) was previously filed with Post-Effective Amendment No. 58 on Form N-1A on June 28, 2019, and is incorporated herein by reference.

(B)
Amended and Restated Management Agreement between Kornitzer Capital Management, Inc. and Registrant on behalf of the Buffalo Mid Cap Discovery Fund (formerly Buffalo Discovery Fund) and the Buffalo Mid Cap Growth Fund (formerly Buffalo Mid Cap Fund) was previously filed with Post-Effective Amendment No. 58 on Form N-1A on June 28, 2019, and is incorporated herein by reference.

(C)
Amended and Restated Management Agreement between Kornitzer Capital Management, Inc. and Registrant on behalf of the Buffalo Flexible Allocation Fund (formerly Buffalo Flexible Income Fund), Buffalo High Yield Fund, Buffalo Growth Fund, Buffalo Blue Chip Growth Fund (formerly Buffalo Large Cap Fund), Buffalo Small Cap Growth Fund (formerly Buffalo Small Cap Fund) and Buffalo Growth & Income Fund (formerly Buffalo Dividend Focus Fund) was previously filed with Post-Effective Amendment No. 58 on Form N-1A on June 28, 2019, and is incorporated herein by reference.

(D)
Amended and Restated Management Agreement between Kornitzer Capital Management, Inc. and Registrant on behalf of the Buffalo International Fund was previously filed with Post-Effective Amendment No. 58 on Form N-1A on June 28, 2019, and is incorporated herein by reference.

(e)	(i)	(A)	Distribution Agreement was previously filed with Post-Effective Amendment No. 60 on Form N-1A on July 29, 2020, and is incorporated herein by reference.
		(B)	Novation Agreement was previously filed with Post-Effective Amendment No 66 on Form N-1A on July 27, 2022, and is incorporated herein by reference.
(f)			Bonus or Profit Sharing Contracts – Not Applicable.
(g)			Custodian Agreements.
		(A)	Amended and Restated Custody Agreement was previously filed with Post-Effective Amendment No. 47 on Form N-1A on July 24, 2015, and is incorporated herein by reference.
		(B)	Amendment to the Amended and Restated Custody Agreement was previously filed with Post-Effective Amendment No. 47 on Form N-1A on July 24, 2015, and is incorporated herein by reference.
		(C)	Form of Amendment to the Amended and Restated Custody Agreement — Filed Herewith.
(h)			Other Material Contracts.
1

	(i)	(A)	Amended and Restated Master Services Agreement dated November 21, 2019 was previously filed with Post-Effective Amendment No. 66 on Form N-1A on July 27, 2022, and is incorporated herein by reference.
		(B)	Addendum to the Amended and Restated Master Services Agreement was previously filed with Post-Effective Amendment No. 66 on Form N-1A on July 27, 2022, and is incorporated herein by reference.
		(C)	Amended Appendix I to the Amended and Restated Master Services Agreement — Filed Herewith.
	(ii)		Power of Attorney — Filed Herewith.
(i)			Legal Opinions.
	(i)		Institutional Class Share Issuance Opinion was previously filed with Post-Effective Amendment No. 58 on Form N-1A on June 28, 2019, and is incorporated herein by reference.
	(ii)		Consent of Counsel — Filed Herewith.
(j)			Other Opinions.
	(i)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements — Not Applicable.
(l)			Initial Capital Agreements — Not Applicable.
(m)	(i)	(A)	Amended and Restated Shareholder Servicing Plan was previously filed with Post-Effective Amendment No. 65 on Form N-1A on July 27, 2021, and is incorporated herein by reference.
		(B)	Amended Appendix A to the Amended and Restated Shareholder Servicing Plan — Filed Herewith.
(n)	(i)	(A)	Amended and Restated Rule 18f-3 Plan was previously filed with Post-Effective Amendment No. 65 on Form N-1A on July 27, 2021, and is incorporated herein by reference.
		(B)	Amended Appendix A to the Amended and Restated Rule 18f-3 Plan — Filed Herewith.
(o)			Reserved.
(p)			Code of Ethics.
(i)
Amended and Restated Joint Code of Ethics for Registrant and Kornitzer Capital Management, Inc. was previously filed with Post-Effective Amendment No. 60 on Form N-1A on July 29, 2020, and is incorporated herein by reference.

	(ii)		Code of Ethics for Principal Underwriter — not applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

None.

Item 30.    Indemnification

Article VII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Business Trust Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

2

Article VII, Section 2(b) of the Agreement and Declaration of Trust provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VII.

Item 31.    Business and Other Connections of Investment Adviser

Kornitzer Capital Management, Inc. (“Kornitzer”) is a federally registered investment adviser that provides investment management services to the Buffalo Funds family of mutual funds. Kornitzer also manages the assets of non-fund advisory clients.

For information as to any other business, vocation or employment of a substantial nature in which Kornitzer and each officer of Kornitzer has been engaged for its or his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, see Kornitzer’s Form ADV (File No. 801-34933) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

Item 32.    Principal Underwriter.

(a)    Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.Advisor Managed Portfolios
2.Capital Advisors Growth Fund, Series of Advisors Series Trust
3.Chase Growth Fund, Series of Advisors Series Trust
4.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.Edgar Lomax Value Fund, Series of Advisors Series Trust
6.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.Huber Large Cap Value Fund, Series of Advisors Series Trust
10.Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.Huber Small Cap Value Fund, Series of Advisors Series Trust
13.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
15.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
16.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
17.PIA BBB Bond Fund, Series of Advisors Series Trust
18.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
19.PIA High Yield Fund, Series of Advisors Series Trust
20.PIA MBS Bond Fund, Series of Advisors Series Trust
21.PIA Short-Term Securities Fund, Series of Advisors Series Trust
22.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
23.Poplar Forest Partners Fund, Series of Advisors Series Trust
24.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
25.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
26.Pzena International Value Fund, Series of Advisors Series Trust
27.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.Reverb ETF, Series of Advisors Series Trust
30.Scharf Fund, Series of Advisors Series Trust
31.Scharf Global Opportunity Fund, Series of Advisors Series Trust
32.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
33.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
3

34.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Brookfield Infrastructure Income Fund Inc.
41.Brookfield Investment Funds
42.Buffalo Funds
43.DoubleLine Funds Trust
44.EA Series Trust (f/k/a Alpha Architect ETF Trust)
45.Ecofin Tax-Advantaged Social Impact Fund, Inc.
46.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
47.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
48.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
49.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
51.AAM Transformers ETF, Series of ETF Series Solutions
52.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
53.Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
54.Aptus Defined Risk ETF, Series of ETF Series Solutions
55.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
56.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
57.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
58.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
59.Blue Horizon BNE ETF, Series of ETF Series Solutions
60.BTD Capital Fund, Series of ETF Series Solutions
61.Carbon Strategy ETF, Series of ETF Series Solutions
62.ClearShares OCIO ETF, Series of ETF Series Solutions
63.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
64.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
65.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
66.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
67.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
69.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
70.Hoya Capital Housing ETF, Series of ETF Series Solutions
71.International Drawdown Managed Equity ETF, Series of ETF Series Solutions
72.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
73.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
74.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
75.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
76.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
77.Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
78.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
79.Opus Small Cap Value ETF, Series of ETF Series Solutions
80.Range Cancer Therapeutics ETF, Series of ETF Series Solutions
81.Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
82.The Acquirers Fund, Series of ETF Series Solutions
83.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
84.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
85.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
86.U.S. Global JETS ETF, Series of ETF Series Solutions
87.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
4

88.US Vegan Climate ETF, Series of ETF Series Solutions
89.Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
90.Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
91.First American Funds Trust
92.FundX Investment Trust
93.The Glenmede Fund, Inc.
94.The GoodHaven Funds Trust
95.Harding, Loevner Funds, Inc.
96.Hennessy Funds Trust
97.Horizon Funds
98.Hotchkis & Wiley Funds
99.Intrepid Capital Management Funds Trust
100.Jacob Funds Inc.
101.The Jensen Quality Growth Fund Inc.
102.Kirr, Marbach Partners Funds, Inc.
103.Leuthold Funds, Inc.
104.Core Alternative ETF, Series of Listed Funds Trust
105.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
106.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
107.LKCM Funds
108.LoCorr Investment Trust
109.MainGate Trust
110.ATAC Rotation Fund, Series of Managed Portfolio Series
111.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
112.Coho Relative Value ESG Fund, Series of Managed Portfolio Series
113.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
114.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
115.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
116.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
117.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
118.Kensington Active Advantage Fund, Series of Managed Portfolio Series
119.Kensington Defender Fund, Series of Managed Portfolio Series
120.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
121.Kensington Managed Income Fund, Series of Managed Portfolio Series
122.LK Balanced Fund, Series of Managed Portfolio Series
123.Muhlenkamp Fund, Series of Managed Portfolio Series
124.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
125.Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
126.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
127.Olstein All Cap Value Fund, Series of Managed Portfolio Series
128.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
129.Port Street Quality Growth Fund, Series of Managed Portfolio Series
130.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
131.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
132.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
133.Reinhart International PMV Fund, Series of Managed Portfolio Series
134.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
135.Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
136.Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
137.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
138.Tremblant Global ETF, Series of Managed Portfolio Series
139.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
140.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
141.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
5

142.Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
143.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
144.Mason Capital Fund Trust
145.Matrix Advisors Funds Trust
146.Matrix Advisors Value Fund, Inc.
147.Monetta Trust
148.Nicholas Equity Income Fund, Inc.
149.Nicholas Fund, Inc.
150.Nicholas II, Inc.
151.Nicholas Limited Edition, Inc.
152.Oaktree Diversified Income Fund Inc.
153.Permanent Portfolio Family of Funds
154.Perritt Funds, Inc.
155.Procure ETF Trust II
156.Professionally Managed Portfolios
157.Prospector Funds, Inc.
158.Provident Mutual Funds, Inc.
159.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
160.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
161.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
162.Aquarius International Fund, Series of The RBB Fund, Inc.
163.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
164.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
165.Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
166.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
167.Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
168.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
169.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
170.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
171.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
172.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
173.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
174.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
175.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
176.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
177.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
178.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
179.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
180.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
181.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
182.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
183.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
184.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
185.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
186.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
187.SGI Global Equity Fund, Series of The RBB Fund, Inc.
188.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
189.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
190.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
191.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
192.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
193.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
194.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
195.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
6

196.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
197.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
198.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
199.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
200.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
201.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
202.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
203.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
204.WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
205.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
206.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
207.The RBB Fund Trust
208.RBC Funds Trust
209.Series Portfolios Trust
210.Thompson IM Funds, Inc.
211.TrimTabs ETF Trust
212.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
213.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
214.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
215.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
216.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
217.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
218.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
219.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
220.Jensen Quality Value Fund, Series of Trust for Professional Managers
221.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
222.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
223.Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
224.USQ Core Real Estate Fund
225.Wall Street EWM Funds Trust
226.Wisconsin Capital Funds, Inc.

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.

7

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Adviser	Kornitzer Capital Management, Inc. 5420 West 61st Place Mission, Kansas 66205
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Item 34.    Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.    Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 69 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mission and State of Kansas, on July 26, 2024.

BUFFALO FUNDS
Registrant

By: /s/ Laura Symon Browne
Laura Symon Browne
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 69 to its Registration Statement has been signed below on July 26, 2024, by the following persons in the capacities indicated.

/s/ Laura Symon Browne Laura Symon Browne	President, Treasurer and Trustee
Philip J. Kennedy* Philip J. Kennedy	Trustee
Rachel F. Lupardus* Rachel F. Lupardus	Trustee
Jeffrey D. Yowell* Jeffrey D. Yowell	Chairman and Trustee
*By: /s/ Fred Coats Fred Coats * (Pursuant to Power of Attorney filed herewith)

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